UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811- 01494

General Electric RSP U.S. Equity Fund

(Exact name of registrant as specified in charter)

1600 Summer Street

Stamford, Connecticut 06905

(Address of principal executive offices)(Zip code)

GE Asset Management, Inc.

1600 Summer Street

Stamford, Connecticut 06905

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 12/31

Date of reporting period: 12/31/15

Item 1.	Reports to Stockholders

GE RSP Funds

U.S. Equity Fund

Income Fund

Annual Report

December 31, 2015

The information provided on the performance pages relates to the GE RSP U.S. Equity Fund and GE RSP Income Fund (each a “Fund” and collectively the “Funds”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Funds’ website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance.

The Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, index returns do not reflect the actual cost of investing in the instruments that comprise an index.

The peer universe of underlying funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown.

Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2016 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

(Unaudited)

David B. Carlson

Chief Investment Officer — U.S. Equities

Stephen V. Gelhaus

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The GE RSP U.S. Equity Fund is managed by a team of portfolio managers that includes David B. Carlson, Stephen V. Gelhaus, and Paul C. Reinhardt. Each of the foregoing portfolio managers manages one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. However, as lead portfolio manager for the Fund, Mr. Carlson is vested with the authority to adjust the allocation of assets to each sub-portfolio.

David B. Carlson is Chief Investment Officer — U.S. Equities at GE Asset Management (GEAM). He manages the overall U.S. equity investments for GEAM. Mr. Carlson has served as a portfolio manager for the GE RSP U.S. Equity Fund since May 2011. Mr. Carlson joined GEAM in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Stephen V. Gelhaus is a Senior Vice President of GEAM. He has served as a portfolio manager for the GE RSP U.S. Equity Fund since January 2002. Mr. Gelhaus joined GEAM in June 1991 and was a research analyst in the U.S. Equities group from 1995 through 2001.

Paul C. Reinhardt is a Senior Vice President of GEAM. He has served as a portfolio manager for the GE RSP U.S. Equity Fund since January 2001. Mr. Reinhardt joined GEAM in 1982 as an equity analyst and has been a portfolio manager since 1987.

Q.	How did the GE RSP U.S. Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2015?

A.	For the twelve-month period ended December 31, 2015, the Fund returned -2.05%. The S&P 500® Index (S&P 500 Index), the Fund’s benchmark, returned 1.38% and the Fund’s Morningstar peer group of 1,650 U.S. Large Blend Funds returned an average of -1.46% over the same period.
Q.	What market factors affected the Fund’s performance?

A.	From a price perspective, the flat performance of the S&P 500 Index belied tremendous volatility in sectors of the economy and markets around the globe. Several macro themes have driven the market, including the strengthening U.S. dollar, low interest rates and falling energy prices. Energy dropped 21% — the worst performing S&P 500 Index sector. Growth concerns stemming from China and the emerging markets exacerbated commodity weakness, creating headwinds for materials and industrial companies, while a strong dollar pressured many multi-nationals. In the past year the growth style of investing has significantly outperformed value, in part because of relative strength in some of the higher-priced momentum driven Internet and technology stocks. The Fund underperformed the S&P 500 Index due in part due to its valuation-conscious discipline in each of the underlying portfolios in this multi-manager Fund. It also seems that a portfolio’s positioning in what have been dubbed the “FANG” stocks mattered (i.e., Facebook, Amazon, Netflix and Google).

Q.	What were the primary drivers behind Fund performance?

A.	The Fund’s sector allocation effect was positive, bolstered by overweights in consumer discretionary and health care; two of the period’s strongest performing S&P 500 sectors. In these sectors, Amazon (+118%), Boston Scientific (+42%), Actavis (+23%), and Lowe’s (+14%) contributed most positively to portfolio returns. Underweighting the struggling energy and materials sectors was another positive factor. Underperformance for the Fund, therefore, was driven mostly by positioning for higher interest rates and individual stock selections within sectors.

Stock selection among technology companies was a key driver of Fund

(Unaudited)

performance relative to the S&P 500 Index. Western Digital (-35%) paid dearly for its SanDisk acquisition and we reduced the position. Qualcomm (-29%) suffered unexpected market share losses and we trimmed the holding to reflect changing market dynamics. Baidu (-17%) weighed on returns as it invested in new businesses to bolster its leading on-line presence in China. We believed Baidu’s margin compression would be short-lived and added to the position on weakness (in fact, it was performing better in the last quarter of 2015). Other lagging older-line tech names included Hewlett Packard (-32% and reduced) and EMC (-12% and eliminated). Fed tightening expectations got pushed out over the course of the year, and our tilt towards higher rates was not rewarded in this scenario. The Fund was underweight in the high yielding REITs, and over weighted interest-rate and market sensitive financials holdings (e.g., Ameriprise -15% Invesco -13%, and State Street -10%). American Express (-16%) underperformed as profit outlook dimmed, losing key customers (we eliminated the name). As oil prices pulled back, commodity-sensitive companies like Cenovus (-36%), Hess (-31%), Archer Daniels Midland (-26%), Monsanto (-14%) and Schlumberger (-14%) underperformed.

Q.	Were there any significant changes in the Fund during the period?

A.	The Fund ended the year with 94 equity holdings, exactly flat with the beginning of 2015. There were no changes in terms of the process; however we took advantage of market swings to upgrade certain holdings. For example, media was a challenging place to invest this year, as investors grew concerned about cord-cutting and the demise of traditional media. We eliminated Discovery — a content provider caught in the cross hairs of this debate — and added SiriusXM, a satellite radio broadcaster immune to cord-cutting fears. We eliminated EMC in technology, for example, as fears of slowing growth in traditional enterprise storage impaired its growth rate. We added to Google and initiated a new position in VMWare, with more exposure to Cloud data storage. In industrials we added to more domestically-oriented industries including defense/aerospace, professional services, and the airlines which benefitted from falling oil prices. We switched from Dover to United Rentals to reduce energy end-market exposure in the industrial sector.

At year-end, the Fund’s largest sector overweights were in health care and financials. Consumer discretionary went from a key overweight to an underweight, due to eliminations of some auto-related companies (BorgWarner and AutoZone), selected retailers (Target and Dick’s Sporting Goods) and Discovery in media. Despite any changes in positioning, the Fund maintained its bottom-up stock selection approach with a focus on the long-term investment horizon. We believe the Fund is well-positioned to add value through active stock selection going into the next year.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in shares of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2015.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2015 – December 31, 2015

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	967.00	0.84
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,024.35	0.87

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.17%** (for the period July 1, 2015 – December 31, 2015), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and income. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks.

Top Ten Largest Holdings

(as a % of Fair Value of Investments of $4,935,053 (in thousands) on December 31, 2015) (a)

Allergan PLC	3.33%
JPMorgan Chase & Co.	2.82%
Comcast Corp., Class A	2.74%
Amgen Inc.	2.72%
Apple Inc.	2.40%
Johnson & Johnson	2.16%
Exxon Mobil Corp.	2.14%
Cisco Systems Inc.	2.10%
Medtronic PLC	2.03%
PepsiCo Inc.	1.99%

Sector Allocation

Portfolio composition as a % of Fair Value of Investments of $4,935,053 (in thousands) on December 31, 2015 (a)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2015

	One Year	Five Year	Ten Year
Number of funds in peer group	1,650	1,420	1,228
Peer group average annual total return	-1.46%	10.16%	5.95%
Morningstar Category in peer group: U.S. Large Growth

Change in Value of a $10,000 Investment

Average Annual Total Return

For the periods ended December 31, 2015

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment
GE RSP U.S. Equity Fund	-2.05%	11.37%	7.45%	$20,522
S&P 500 Index	1.38%	12.57%	7.31%	$20,242

(a)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

GE RSP U.S. Equity Fund	December 31, 2015

GE RSP U.S. Equity Fund

	Number of Shares	Fair Value
Common Stock — 96.4%†

Aerospace & Defense — 4.2%

General Dynamics Corp.	284,343	$39,057,354
Hexcel Corp.	784,035	36,418,426
Honeywell International Inc.	797,991	82,647,928
The Boeing Co.	165,170	23,881,930
United Technologies Corp.	250,495	24,065,055
		206,070,693

Agricultural Products — 0.8%

Archer-Daniels-Midland Co.	1,091,523	40,037,064

Air Freight & Logistics — 0.3%

United Parcel Service Inc., Class B	167,261	16,095,526

Airlines — 1.0%

Delta Air Lines Inc.	1,003,565	50,870,710

Application Software — 0.7%

Intuit Inc.	376,337	36,316,520

Asset Management & Custody Banks — 4.0%

Ameriprise Financial Inc.	533,144	56,737,185
Invesco Ltd.	2,108,356	70,587,759
State Street Corp.	1,041,198	69,093,899	(e)
		196,418,843

Auto Parts & Equipment — 0.7%

Delphi Automotive PLC	382,609	32,801,070

Automobile Manufacturers — 0.6%

Ford Motor Co.	2,090,760	29,458,808

Automotive Retail — 0.2%

Advance Auto Parts Inc.	62,723	9,440,439

Biotechnology — 5.3%

Alexion Pharmaceuticals Inc.	234,165	44,666,974	(a)
Amgen Inc.	825,850	134,060,231
Gilead Sciences Inc.	829,265	83,913,325
		262,640,530

Broadcasting — 0.3%

CBS Corp., Class B	271,799	12,809,887

Cable & Satellite — 4.3%

Comcast Corp., Class A	2,395,467	135,176,203
Liberty Global PLC, Class C	1,317,179	53,701,388	(a)
Sirius XM Holdings Inc.	5,435,976	22,124,422	(a)
		211,002,013

	Number of Shares	Fair Value

Casinos & Gaming — 0.3%

Las Vegas Sands Corp.	347,066	$15,215,373

Communications Equipment — 3.7%

Cisco Systems Inc.	3,815,637	103,613,623
QUALCOMM Inc.	1,545,665	77,260,065
		180,873,688

Consumer Finance — 1.3%

Discover Financial Services	1,244,002	66,703,387

Data Processing & Outsourced Services — 2.0%

PayPal Holdings Inc.	752,674	27,246,799	(a)
Visa Inc., Class A	919,934	71,340,881
		98,587,680

Diversified Banks — 6.9%

Bank of America Corp.	5,546,264	93,343,623
Citigroup Inc.	250,891	12,983,609
JPMorgan Chase & Co.	2,107,207	139,138,878
Wells Fargo & Co.	1,756,238	95,469,098
		340,935,208

Diversified Chemicals — 0.1%

The Dow Chemical Co.	146,353	7,534,252

Drug Retail — 0.2%

CVS Health Corp.	104,538	10,220,680

Electric Utilities — 0.7%

NextEra Energy Inc.	319,120	33,153,377

Fertilizers & Agricultural Chemicals — 0.9%

Monsanto Co.	439,060	43,256,191

General Merchandise Stores — 0.9%

Dollar General Corp.	614,683	44,177,267

Healthcare Distributors — 0.7%

Cardinal Health Inc.	376,337	33,595,604

Healthcare Equipment — 4.6%

Abbott Laboratories	1,003,565	45,070,104
Boston Scientific Corp.	3,491,569	64,384,533	(a)
Medtronic PLC	1,304,634	100,352,447
Stryker Corp.	183,451	17,049,936
		226,857,020

Healthcare Supplies — 0.6%

The Cooper Companies Inc.	204,894	27,496,775

Home Improvement Retail — 1.7%

Lowe’s Companies Inc.	1,093,467	83,147,231

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP U.S. Equity Fund	December 31, 2015

	Number of Shares	Fair Value

Household Products — 0.3%

The Procter & Gamble Co.	165,534	$13,145,055

Independent Power Producers & Energy Traders — 0.2%

Calpine Corp.	626,599	9,066,887	(a)

Industrial Machinery — 1.5%

Dover Corp.	182,519	11,190,240
Ingersoll-Rand PLC	1,129,010	62,422,963
		73,613,203

Integrated Oil & Gas — 4.9%

Cenovus Energy Inc.	1,998,108	25,216,123
Chevron Corp.	491,329	44,199,957
Exxon Mobil Corp.	1,355,108	105,630,669
Occidental Petroleum Corp.	960,073	64,910,535
		239,957,284

Integrated Telecommunication Services — 0.5%

Verizon Communications Inc.	585,413	27,057,789

Internet Retail — 1.5%

Amazon.com Inc.	108,720	73,482,761	(a)

Internet Software & Services — 6.3%

Alphabet Inc., Class A	86,072	66,964,877	(a)
Alphabet Inc., Class C	104,538	79,331,797	(a)
Baidu Inc. ADR	301,069	56,914,084	(a)
eBay Inc.	1,824,560	50,138,909	(a)
Facebook Inc., Class A	355,429	37,199,199	(a)
LinkedIn Corp., Class A	100,356	22,588,128	(a)
		313,136,994

Investment Banking & Brokerage — 1.0%

The Charles Schwab Corp.	1,505,347	49,571,077

IT Consulting & Other Services — 0.3%

Cognizant Technology Solutions Corp., Class A	278,013	16,686,340	(a)

Life & Health Insurance — 0.5%

Lincoln National Corp.	459,967	23,117,941

Movies & Entertainment — 2.0%

The Walt Disney Co.	401,426	42,181,844
Time Warner Inc.	909,481	58,816,136
		100,997,980

Multi-Line Insurance — 1.9%

American International Group Inc.	439,235	27,219,393
The Hartford Financial Services Group Inc.	1,553,448	67,512,850
		94,732,243

	Number of Shares	Fair Value

Multi-Utilities — 0.7%

Dominion Resources Inc.	547,779	$37,051,772

Oil & Gas Equipment & Services — 1.3%

Schlumberger Ltd.	935,567	65,255,798

Oil & Gas Exploration & Production — 1.2%

Hess Corp.	1,011,762	49,050,222
Marathon Oil Corp.	838,257	10,553,655
		59,603,877

Packaged Foods & Meats — 1.1%

Mondelez International Inc., Class A	1,170,826	52,499,838

Paper Packaging — 0.2%

Packaging Corporation of America	146,353	9,227,557

Pharmaceuticals — 8.3%

Allergan PLC	526,583	164,557,188	(a)
Johnson & Johnson	1,037,271	106,548,477
Merck & Company Inc.	1,651,700	87,242,794
Pfizer Inc.	1,641,247	52,979,453
		411,327,912

Property & Casualty Insurance — 0.9%

ACE Ltd.	375,629	43,892,249

Railroads — 0.2%

CSX Corp.	355,429	9,223,382

Real Estate Services — 0.3%

CBRE Group Inc., Class A	406,524	14,057,600	(a)

Regional Banks — 0.2%

First Republic Bank	154,704	10,219,746

Research & Consulting Services — 1.2%

Nielsen Holdings PLC	1,318,563	61,445,036

Semiconductor Equipment — 1.1%

Applied Materials Inc.	2,843,434	53,086,913

Soft Drinks — 2.0%

PepsiCo Inc.	980,566	97,978,155

Specialized Finance — 2.0%

CME Group Inc.	564,505	51,144,153
McGraw Hill Financial Inc.	501,782	49,465,670
		100,609,823

Specialized REITs — 0.6%

American Tower Corp.	286,511	27,777,241

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP U.S. Equity Fund	December 31, 2015

	Number of Shares	Fair Value

Systems Software — 1.5%

Microsoft Corp.	554,051	$30,738,750
Oracle Corp.	857,209	31,313,845
VMware Inc., Class A	257,455	14,564,229	(a)
		76,616,824

Technology Hardware, Storage & Peripherals — 3.8%

Apple Inc.	1,124,829	118,399,501
HP Inc.	2,487,999	29,457,908
Western Digital Corp.	658,588	39,548,209
		187,405,618

Trading Companies & Distributors — 0.7%

United Rentals Inc.	501,782	36,399,266	(a)

Wireless Telecommunication Services — 1.2%

SBA Communications Corp., Class A	561,157	58,960,766	(a)

Total Common Stock (Cost $4,115,867,372)		4,762,920,763

	Principal Amount	Fair Value
Short-Term Investments — 3.5%

Time Deposit — 3.5%

State Street Corp.
0.01% 01/04/16	$172,132,649	$172,132,649	(e)
(Cost $172,132,649)

Total Investments (Cost $4,288,000,021)		4,935,053,412

Other Assets and Liabilities, net — 0.1%		6,483,867

NET ASSETS — 100.0%		$4,941,537,279

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

William M. Healey

Senior Vice

President and

Chief Investment

Officer – Core

Fixed Income

Investments

Mark H. Johnson

Senior Vice

President and

Chief Investment

Officer – Insurance

and Long Duration

The GE RSP Income Fund (the “Fund”) is co-managed by William M. Healey and Mark H. Johnson. Messrs. Healey and Johnson are each responsible for a portion of the Fund, the size of which is determined by consensus and adjusted on a periodic basis, if necessary. Although each portfolio manager manages his portion of the Fund independent of the other, they are highly collaborative and communicative.

William M. Healey is a Senior Vice President and Chief Investment Officer – Core Fixed Income Investments of GEAM. He has served on the portfolio management team for the GE RSP Income Fund since joining GEAM as a portfolio manager in 1996. He became Vice President in June 2001, Senior Vice President in January 2007 and Chief Investment Officer – Core Fixed Income Investments in April 2012. Prior to joining GEAM, Mr. Healey spent over 11 years in the fixed income group at MetLife.

Mark H. Johnson is a Senior Vice President and Chief Investment Officer – Insurance and Long Duration of GEAM. He has been a member of the portfolio management team for the GE RSP Income Fund since 2007. Mr. Johnson joined GE in 1998 and GEAM as a Vice President and portfolio manager in 2002. He became Senior Vice President in 2007 and Chief Investment Officer – Long Duration Fixed Income & Insurance Investments in April 2012. Prior to joining GEAM, Mr. Johnson held positions at various insurance companies and public accounting firms.

Q.	How did the GE RSP Income Fund perform compared to its benchmark for the twelve-month period ended December 31, 2015?

A.	For the twelve-month period ended December 31, 2015, the Fund returned 0.34%. The Barclay’s Capital U.S. Aggregate Bond Index, the Fund’s benchmark, returned 0.55% and the Fund’s Morningstar peer group of 1,086 U.S. Intermediate-Term Funds returned an average of -0.27% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	The two major factors which affected the Fund’s performance were the movement in interest rates and credit spreads. The 10-year US Treasury note finished the year at 2.3%, up just 10 bps but traded down to 1.65% in January, then moved to 2.5% by the end of June before drifting down by year end as inflation remained well below the Fed’s target of 2%. The 2-year treasury yield, basically unchanged for the first nine months of the year, jumped from 0.65% to 1.05% in the fourth quarter as expectations for a Fed Funds rate hike became reality in December. Economic growth in the US slowed from 3% in Q1 to 2% (Bloomberg estimate) in Q4 as the price of oil plummeted over 30% and the US dollar rose 9% versus a basket of major world currencies. As economic growth decelerated, credit spreads widened putting pressure on corporate bond prices. The option-adjusted spread (OAS) of the Barclays Investment Grade Bond Index widened 35 bps beginning in May and the OAS of Barclays US High Yield Index hurt primarily by the energy sector widened 180 bps.

Q.	What were the primary drivers of Fund performance?

A.	The primary driver of the Fund’s underperformance versus its benchmark was the allocation to high yield securities which are not in the index. The significant widening of credit spreads resulted in a negative return for the high yield market of -4.5% and while the Fund was not heavily exposed to energy companies, the allocation was the largest performance detractor. The overweight in high grade corporate bonds also negatively impacted the Fund’s total return. Security selection among the high grade credit sector, primarily underweight commodity-related sectors and overweight financials, and residential mortgage-backed securities contributed positively to the Fund’s performance. Tactically trading the Fund’s duration relative to the index, as treasury yields bounced within a range, also benefited the Fund.

(Unaudited)

Q.	Were there any significant changes to the Fund during the period?

A.	The most significant change to the Fund was a general increase in the allocation to spread sectors during the year. The allocation to high grade credit started the year slightly overweight and ended the year 10% overweight by market value, which added roughly 0.3 years to the Fund’s spread duration. The allocation to commercial mortgage-backed securities was also increased from 3% to 10% overweight by market value and from 0.1 to 0.5 spread duration contribution. The Fund’s duration was tactically traded within neutral to 0.5 years long relative to the benchmark during the period.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in shares of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2015.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2015 – December 31, 2015

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,003.20	1.01
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,024.20	1.02

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.20%** (for the period July 1, 2015 – December 31, 2015), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek a high interest rate of return over a long-term period consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in debt securities and investing primarily in a variety of investment-grade debt securities, such as U.S. Government securities, mortgage-backed securities, corporate bonds, and money market instruments.

Quality Ratings

(as a % of Fair Value of Investments of $2,562,439 (in thousands) on December 31, 2015) (a)

Moody’s/S&P/Rating *	Percentage of Fair Value

Aaa / AAA	3.9%

Aa / AA	48.7%

A / A	9.6%

Baa / BBB	20.8%

Ba / BB and lower	10.0%

NR / Other	7.0%

Sector Allocation

Portfolio composition as a % of Fair Value of Investments of $2,562,439 (in thousands) on December 31, 2015 (a)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2015

	One Year	Five Year	Ten Year
Number of funds in peer group	1,086	990	860
Peer group average annual total return	-0.27%	3.17%	3.98%
Morningstar Category in peer group: Intermediate-Term Bond

Change in Value of a $10,000 Investment

Average Annual Total Return

For the periods ended December 31, 2015

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment
GE RSP Income Fund	0.34%	3.78%	4.34%	$15,300
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.51%	$15,552

(a)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	Moody’s Investors Services, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”) are nationally recognized statistical rating organizations. The quality ratings represent the lower of Moody’s or S&P credit ratings. When a rating from only one of the rating agencies is available, that rating is used. Securities not rated by Moody’s or S&P are categorized as not rated. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of quality. In formulating investment decisions for the Fund, GEAM develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

GE RSP Income Fund	December 31, 2015

GE RSP Income Fund

		Principal Amount	Fair Value
Bonds and Notes – 98.9%†

U.S. Treasuries — 18.8%

U.S. Treasury Bonds
2.50%	02/15/45	$1,721,000	$1,540,973	(m)
3.13%	11/15/41	61,519,000	63,425,658	(m)
U.S. Treasury Notes
0.63%	05/31/17 - 07/31/17	33,033,500	32,874,026	(m)
0.75%	12/31/17	50,000,000	49,666,250	(m)
0.88%	10/15/18	44,127,000	43,645,177	(m)
1.38%	10/31/20	123,986,200	121,826,236	(m)
1.88%	10/31/22	112,680,400	111,256,233	(m)
2.00%	08/15/25	40,531,000	39,517,077	(m)
			463,751,630

Agency Mortgage Backed — 23.9%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	137,387	148,537
5.00%	07/01/35 - 06/01/41	9,461,460	10,550,702
5.50%	05/01/20 - 04/01/39	2,742,363	3,084,910
6.00%	04/01/17 - 11/01/37	5,076,721	5,759,293
6.50%	07/01/29	24,153	27,687
7.00%	10/01/16 - 08/01/36	899,900	1,013,268
7.50%	01/01/28 - 09/01/33	50,779	55,090
8.00%	11/01/30	4,046	4,343
8.50%	04/01/30	11,264	13,693
9.00%	05/01/16 - 11/01/16	5,052	5,105
Federal National Mortgage Assoc.
2.22%	04/01/37	18,971	19,320	(h)
3.00%	02/01/43 - 06/01/43	103,664,261	103,995,438
3.50%	11/01/42 - 08/01/45	68,812,379	71,043,747
4.00%	05/01/19 - 03/01/44	60,526,313	64,297,514
4.50%	05/01/18 - 01/01/41	52,082,249	56,317,687
5.00%	07/01/20 - 06/01/41	16,226,731	18,182,543
5.50%	03/01/16 - 01/01/39	16,550,667	18,488,677
6.00%	05/01/19 - 05/01/41	24,765,805	28,169,721
6.50%	03/01/16 - 08/01/36	1,086,908	1,224,951
7.00%	10/01/16 - 02/01/34	100,274	104,609
7.50%	03/01/17 - 12/01/33	539,412	608,749
8.00%	06/01/24 - 01/01/33	192,855	213,777
8.50%	04/01/30	30,797	38,904
9.00%	01/01/17 - 12/01/22	120,160	129,265
2.50%	TBA	31,677,489	31,862,956	(c)
3.00%	TBA	3,215,000	3,213,881	(c)
3.50%	TBA	20,980,779	21,639,496	(c)
4.00%	TBA	10,297,187	10,893,503	(c)
Government National Mortgage Assoc.
1.63%	11/20/21 - 10/20/25	9,587	9,709	(h)
1.75%	05/20/21 - 04/20/24	7,812	8,024	(h)

		Principal Amount	Fair Value
1.88%	08/20/23 - 09/20/24	$5,416	$5,563	(h)
3.00%	04/20/43 - 06/20/43	30,583,318	31,107,220
3.50%	05/20/43	21,672,361	22,647,084
4.00%	01/20/41 - 04/20/43	26,111,671	27,953,585
4.50%	08/15/33 - 03/20/41	11,521,634	12,544,782
5.00%	08/15/33	537,468	597,701
6.00%	04/15/27 - 09/15/36	1,323,637	1,518,959
6.50%	04/15/19 - 09/15/36	1,181,006	1,349,011
7.00%	03/15/26 - 10/15/36	689,050	756,878
7.50%	11/15/22 - 11/15/31	246,501	262,293
8.00%	12/15/29 - 06/15/30	3,473	3,884
8.50%	10/15/17	33,670	34,671
9.00%	11/15/16 - 12/15/21	162,525	168,819
3.00%	TBA	16,800,032	17,021,713	(c)
4.00%	TBA	7,679,113	8,143,778	(c)
5.00%	TBA	12,587,000	13,787,748	(c)
5.50%	TBA	1,900,000	2,110,717	(c)
			591,139,505

Agency Collateralized Mortgage Obligations — 0.3%

Collateralized Mortgage Obligation Trust
0.01%	11/01/18	20,986	20,856	(d,f)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	8,778,461	24,991	(g,h)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24 - 11/15/30	7,973,940	646,449	(g)
5.00%	02/15/38	81,694	1,443	(g)
5.50%	06/15/33	465,060	97,283	(g)
6.27%	08/15/25	2,901,759	285,873	(g,h)
7.50%	07/15/27	17,709	2,345	(g)
8.00%	04/15/20	11,103	11,489
Federal Home Loan Mortgage Corp. STRIPS
1.47%	08/01/27	12,698	11,544	(d,f)
5.62%	08/15/43	6,575,042	1,420,816	(g,h)
8.00%	02/01/23 - 07/01/24	45,449	9,555	(g)
Federal National Mortgage Assoc. REMIC
0.51%	12/25/22	41,756	40,391	(d,f)
1.22%	12/25/42	1,332,627	44,276	(g,h)
5.00%	02/25/40 - 09/25/40	3,815,616	415,844	(g)
5.58%	07/25/38	776,267	107,130	(g,h)
7.08%	05/25/18	96,178	5,412	(g,h)
8.00%	05/25/22	60	971	(g)
Federal National Mortgage Assoc. STRIPS
1.87%	12/25/34	472,481	436,941	(f,d)
4.50%	08/25/35 - 01/25/36	1,257,569	225,804	(g)
5.00%	03/25/38 - 05/25/38	692,776	125,446	(g)
5.50%	12/25/33	168,309	32,892	(g)
6.00%	01/25/35	649,634	134,041	(g)
7.50%	11/25/23	188,824	40,480	(g)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2015

		Principal Amount	Fair Value
8.00%	08/25/23 - 07/25/24	$94,006	$19,953	(g)
8.50%	03/25/17 - 07/25/22	66,214	7,730	(g)
9.00%	05/25/22	34,535	6,052	(g)
Government National Mortgage Assoc.
4.50%	10/20/37 - 08/16/39	6,191,630	411,300	(g)
5.00%	10/20/37 - 09/20/38	3,131,820	185,190	(g)
5.85%	02/20/40	2,695,304	461,170	(g,h)
6.46%	01/16/40	4,547,204	840,279	(g,h)
			6,073,946

Asset Backed — 0.1%

Capital One Multi-Asset Execution Trust 2006-B1
0.61%	01/15/19	1,000,000	999,382	(h)
Chase Funding Trust 2004-1
3.99%	11/25/33	1,098,837	1,122,146	(i)
Irwin Home Equity Loan Trust 2006-2
0.37%	02/25/36	163,763	141,959	(b,h)
			2,263,487

Corporate Notes — 43.5%

21st Century Fox America Inc.
3.70%	10/15/25	845,000	843,476	(b)
4.95%	10/15/45	338,000	332,900	(b)
6.65%	11/15/37	1,846,000	2,145,165
ABB Finance USA Inc.
1.63%	05/08/17	3,213,000	3,215,284
AbbVie Inc.
1.75%	11/06/17	2,949,000	2,943,429
2.00%	11/06/18	2,313,000	2,303,285
2.50%	05/14/20	3,380,000	3,346,585
3.60%	05/14/25	1,360,000	1,342,404
4.70%	05/14/45	675,000	660,108
Abengoa Greenfield S.A.
6.50%	10/01/19	2,275,000	250,250	(b)
ACCO Brands Corp.
6.75%	04/30/20	3,446,000	3,549,380
ACE INA Holdings Inc.
2.30%	11/03/20	3,376,000	3,353,242
3.15%	03/15/25	2,365,000	2,338,730
3.35%	05/03/26	2,363,000	2,356,185
4.35%	11/03/45	709,000	720,512
Actavis Funding SCS
1.30%	06/15/17	3,992,000	3,954,208
3.00%	03/12/20	1,689,000	1,687,654
3.45%	03/15/22	2,365,000	2,368,777
3.80%	03/15/25	3,378,000	3,361,059
4.75%	03/15/45	338,000	329,502
Activision Blizzard Inc.
5.63%	09/15/21	3,378,000	3,538,455	(b)
Aetna Inc.
3.50%	11/15/24	2,106,000	2,103,814

		Principal Amount	Fair Value
Agrium Inc.
3.38%	03/15/25	$845,000	$771,385
4.90%	06/01/43	1,562,000	1,397,282
Alibaba Group Holding Ltd.
4.50%	11/28/34	1,350,000	1,291,630
Altria Group Inc.
2.95%	05/02/23	1,681,000	1,636,062
4.50%	05/02/43	1,681,000	1,594,338
America Movil SAB de C.V.
3.13%	07/16/22	1,670,000	1,640,887
5.00%	03/30/20	2,650,000	2,875,838
American Axle & Manufacturing Inc.
6.25%	03/15/21	2,250,000	2,328,750
6.63%	10/15/22	717,000	751,058
American Campus Communities Operating Partnership LP
3.35%	10/01/20	1,358,000	1,356,413
4.13%	07/01/24	1,030,000	1,022,813
American Electric Power Company Inc.
2.95%	12/15/22	2,694,000	2,662,612
American Express Co.
3.63%	12/05/24	3,368,000	3,296,164
American Express Credit Corp.
2.60%	09/14/20	3,380,000	3,389,515
American International Group Inc.
3.75%	07/10/25	3,381,000	3,352,748
4.13%	02/15/24	1,013,000	1,041,078
4.50%	07/16/44	676,000	625,197
4.80%	07/10/45	1,690,000	1,634,139
American Tower Corp. (REIT)
3.40%	02/15/19	4,077,000	4,182,957
Amgen Inc.
2.20%	05/22/19	4,996,000	4,990,454
Amkor Technology Inc.
6.63%	06/01/21	3,389,000	3,363,582
Anadarko Petroleum Corp.
3.45%	07/15/24	672,000	597,286
6.20%	03/15/40	1,766,000	1,624,722
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	4,861,000	4,679,014
Anthem Inc.
3.30%	01/15/23	1,732,000	1,683,968
Apache Corp.
5.10%	09/01/40	1,689,000	1,443,859
Apple Inc.
2.50%	02/09/25	1,831,000	1,752,042
2.85%	05/06/21	5,169,000	5,295,961
3.45%	02/09/45	1,690,000	1,454,865
Aramark Services Inc.
5.75%	03/15/20	3,778,000	3,907,869

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2015

		Principal Amount	Fair Value
Ascension Health
4.85%	11/15/53	$2,608,000	$2,809,958
AstraZeneca PLC
2.38%	11/16/20	1,189,000	1,180,959
3.38%	11/16/25	1,689,000	1,676,935
4.38%	11/16/45	673,000	674,456
AT&T Inc.
2.38%	11/27/18	3,936,000	3,966,331	(m)
2.45%	06/30/20	3,389,000	3,338,853	(m)
3.40%	05/15/25	3,389,000	3,257,558	(m)
4.50%	05/15/35	1,689,000	1,562,251	(m)
4.75%	05/15/46	844,000	772,618	(m)
4.80%	06/15/44	1,339,000	1,226,706	(m)
AutoNation Inc.
4.50%	10/01/25	2,366,000	2,401,980
AutoZone Inc.
3.25%	04/15/25	3,378,000	3,268,864
Bank of America Corp.
1.70%	08/25/17	8,512,000	8,488,337	(m)
2.60%	01/15/19	1,476,000	1,481,011	(m)
3.88%	08/01/25	669,000	679,186	(m)
3.95%	04/21/25	2,026,000	1,973,038	(m)
4.00%	01/22/25	1,691,000	1,656,734	(m)
4.10%	07/24/23	1,981,000	2,049,150	(m)
4.25%	10/22/26	3,030,000	2,999,506	(m)
Barclays Bank PLC
2.25%	05/10/17	8,801,000	8,894,687	(b)
Barclays PLC
5.25%	08/17/45	1,670,000	1,682,166
Barrick Gold Corp.
4.10%	05/01/23	530,000	454,699
Baxalta Inc.
2.88%	06/23/20	3,381,000	3,340,425	(b)
4.00%	06/23/25	2,537,000	2,512,003	(b)
Bed Bath & Beyond Inc.
4.92%	08/01/34	498,000	444,052
Berkshire Hathaway Energy Co.
6.13%	04/01/36	3,165,000	3,688,538
Berkshire Hathaway Finance Corp.
3.00%	05/15/22	1,056,000	1,074,636
Berkshire Hathaway Inc.
4.50%	02/11/43	521,000	524,208
Berry Plastics Corp.
5.13%	07/15/23	2,045,000	1,988,763
6.00%	10/15/22	1,300,000	1,322,750	(b)
BHP Billiton Finance USA Ltd.
5.00%	09/30/43	924,000	837,311
Biogen Inc.
2.90%	09/15/20	1,693,000	1,689,284
4.05%	09/15/25	1,692,000	1,700,780
5.20%	09/15/45	677,000	677,194

		Principal Amount	Fair Value
Bombardier Inc.
4.75%	04/15/19	$1,371,000	$1,127,648	(b)
6.00%	10/15/22	1,407,000	986,307	(b)
7.75%	03/15/20	1,372,000	1,107,890	(b)
Boston Scientific Corp.
3.85%	05/15/25	1,705,000	1,677,904
BP Capital Markets PLC
1.38%	05/10/18	1,688,000	1,663,914
3.81%	02/10/24	1,633,000	1,632,685
Branch Banking & Trust Co.
3.63%	09/16/25	3,400,000	3,433,667
Building Materials Corporation of America
5.38%	11/15/24	4,068,000	4,057,830	(b)
Burlington Northern Santa Fe LLC
3.65%	09/01/25	1,165,000	1,180,625
Calpine Corp.
5.75%	01/15/25	2,054,000	1,812,655
5.88%	01/15/24	4,556,000	4,669,900	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%	04/15/21	3,402,000	2,959,740
Canadian Pacific Railway Co.
2.90%	02/01/25	1,690,000	1,590,937
Capital One Financial Corp.
4.20%	10/29/25	3,376,000	3,335,032
Capital One NA
2.35%	08/17/18	1,340,000	1,342,762
Caterpillar Inc.
4.30%	05/15/44	1,089,000	1,050,864
Catholic Health Initiatives
2.60%	08/01/18	1,030,000	1,034,258
4.35%	11/01/42	1,029,000	962,315
CBS Corp.
3.70%	08/15/24	2,624,000	2,553,236
CCO Safari II LLC
3.58%	07/23/20	2,534,000	2,519,485	(b)
4.91%	07/23/25	2,534,000	2,531,509	(b)
6.38%	10/23/35	338,000	341,121	(b)
6.48%	10/23/45	676,000	676,240	(b)
Celgene Corp.
3.88%	08/15/25	3,380,000	3,369,258
5.00%	08/15/45	1,690,000	1,696,466
CenturyLink Inc.
5.80%	03/15/22	6,803,000	6,234,949
Cequel Capital Corp.
5.13%	12/15/21	3,893,000	3,503,700	(b)
Chevron Corp.
3.33%	11/17/25	2,365,000	2,382,049
Cigna Corp.
3.25%	04/15/25	3,379,000	3,318,472

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2015

		Principal Amount	Fair Value
Cinemark USA Inc.
4.88%	06/01/23	$3,403,000	$3,317,925
Citigroup Inc.
1.55%	08/14/17	7,436,000	7,405,944	(m)
1.75%	05/01/18	3,366,000	3,337,746	(m)
1.85%	11/24/17	1,625,000	1,622,686	(m)
2.05%	12/07/18	3,069,000	3,052,722	(m)
2.65%	10/26/20	1,680,000	1,667,798	(m)
4.40%	06/10/25	1,693,000	1,710,743	(m)
4.45%	09/29/27	1,000,000	994,048	(m)
4.65%	07/30/45	2,704,000	2,734,899	(m)
CMS Energy Corp.
4.88%	03/01/44	1,699,000	1,722,852
CNA Financial Corp.
5.88%	08/15/20	2,898,000	3,212,572
CNOOC Nexen Finance 2014 ULC
4.25%	04/30/24	3,448,000	3,475,322
Cogeco Cable Inc.
4.88%	05/01/20	3,215,000	3,206,963	(b)
Colgate-Palmolive Co.
4.00%	08/15/45	1,690,000	1,693,747
Columbia Pipeline Group Inc.
3.30%	06/01/20	2,366,000	2,304,723	(b)
4.50%	06/01/25	1,689,000	1,530,879	(b)
Comcast Corp.
3.38%	08/15/25	5,747,000	5,821,556
4.20%	08/15/34	1,693,000	1,676,808
4.60%	08/15/45	1,690,000	1,710,997
ConocoPhillips Co.
3.35%	11/15/24	1,000,000	914,965
Continental Resources Inc.
3.80%	06/01/24	735,000	517,950
4.50%	04/15/23	677,000	486,680
4.90%	06/01/44	399,000	240,668
Corp Andina de Fomento
4.38%	06/15/22	4,826,000	5,137,760
Credit Suisse AG
1.70%	04/27/18	3,437,000	3,412,542
2.60%	05/27/16	3,681,000	3,700,697	(b)
Credit Suisse Group Funding Guernsey Ltd.
3.75%	03/26/25	3,390,000	3,275,069	(b)
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%	01/15/23	4,092,000	3,999,930
CSX Corp.
4.50%	08/01/54	1,018,000	923,377
CubeSmart LP
4.00%	11/15/25	946,000	939,289
CVS Health Corp.
2.25%	08/12/19	5,080,000	5,075,204
3.88%	07/20/25	3,381,000	3,451,142
5.13%	07/20/45	2,536,000	2,671,504

		Principal Amount	Fair Value
Daimler Finance North America LLC
2.38%	08/01/18	$8,030,000	$8,042,230	(b)
Danaher Corp.
2.40%	09/15/20	1,689,000	1,689,130
3.35%	09/15/25	1,693,000	1,719,688
4.38%	09/15/45	902,000	931,701
Denbury Resources Inc.
5.50%	05/01/22	3,402,000	1,129,396
6.38%	08/15/21	2,076,000	747,360
Deutsche Bank AG
4.50%	04/01/25	3,426,000	3,151,992
Devon Energy Corp.
5.85%	12/15/25	1,388,000	1,350,012
Dexia Credit Local S.A.
2.25%	01/30/19	6,894,000	6,938,873	(b)
Diageo Investment Corp.
2.88%	05/11/22	4,105,000	4,069,512
DigitalGlobe Inc.
5.25%	02/01/21	3,520,000	2,956,800	(b)
DIRECTV Holdings LLC/DIRECTV Financing Company Inc.
4.45%	04/01/24	2,595,000	2,665,519
Discover Bank
3.10%	06/04/20	2,360,000	2,366,464
Dollar General Corp.
1.88%	04/15/18	3,370,000	3,337,584
4.13%	07/15/17	3,373,000	3,463,835
4.15%	11/01/25	1,688,000	1,677,992
Dollar Tree Inc.
5.75%	03/01/23	4,084,000	4,257,570	(b)
Dominion Resources Inc.
1.95%	08/15/16	3,151,000	3,158,915
Dr Pepper Snapple Group Inc.
3.40%	11/15/25	3,376,000	3,316,616
Duke Energy Progress LLC
4.15%	12/01/44	1,010,000	986,400
Eastman Chemical Co.
3.60%	08/15/22	3,368,000	3,353,386
Ecopetrol S.A.
5.88%	05/28/45	851,000	604,210
Electricite de France S.A.
2.15%	01/22/19	6,811,000	6,779,349	(b)
Eli Lilly & Co.
3.70%	03/01/45	338,000	316,138
EMD Finance LLC
3.25%	03/19/25	1,689,000	1,601,572	(b)
Energizer Holdings Inc.
5.50%	06/15/25	3,394,000	3,190,360	(b)
Energy Transfer Equity LP
5.88%	01/15/24	6,800,000	5,542,000
Energy Transfer Partners LP
4.05%	03/15/25	675,000	554,653

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2015

		Principal Amount	Fair Value
5.15%	03/15/45	$1,182,000	$835,545
6.50%	02/01/42	2,729,000	2,219,635
Ensco PLC
4.50%	10/01/24	1,678,000	1,155,588
5.20%	03/15/25	1,014,000	721,972
5.75%	10/01/44	676,000	445,365
Enterprise Products Operating LLC
3.70%	02/15/26	3,380,000	3,034,385
Equinix Inc.
5.88%	01/15/26	675,000	695,250
ERP Operating LP
4.50%	07/01/44	688,000	690,408
European Investment Bank
4.88%	01/17/17	6,925,000	7,200,033
FedEx Corp.
3.20%	02/01/25	1,073,000	1,044,498
Fiat Chrysler Automobiles N.V.
4.50%	04/15/20	2,050,000	2,075,625
5.25%	04/15/23	1,400,000	1,375,500
Five Corners Funding Trust
4.42%	11/15/23	3,703,000	3,866,291	(b)
Florida Power & Light Co.
4.13%	02/01/42	1,675,000	1,667,020
Ford Motor Credit Company LLC
3.20%	01/15/21	3,401,000	3,378,251
3.22%	01/09/22	3,400,000	3,328,889
5.88%	08/02/21	2,569,000	2,864,892
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	3,833,000	4,101,310	(b)
Frontier Communications Corp.
7.13%	03/15/19	3,979,000	3,978,602
11.00%	09/15/25	3,069,000	3,038,310	(b)
General Motors Co.
5.20%	04/01/45	338,000	318,204	(m)
General Motors Financial Company Inc.
3.15%	01/15/20	2,366,000	2,344,969
3.20%	07/13/20	6,761,000	6,656,887	(m)
4.30%	07/13/25	3,380,000	3,279,766	(m)
Georgia-Pacific LLC
3.60%	03/01/25	2,545,000	2,516,779	(b)
Gilead Sciences Inc.
2.55%	09/01/20	1,690,000	1,690,155
3.65%	03/01/26	1,895,000	1,911,841
4.80%	04/01/44	767,000	769,419
Grupo Televisa SAB
5.00%	05/13/45	967,000	830,822
Halliburton Co.
2.70%	11/15/20	1,689,000	1,670,179
3.80%	11/15/25	1,696,000	1,652,489
5.00%	11/15/45	1,013,000	1,000,672

		Principal Amount	Fair Value
HCA Inc.
4.75%	05/01/23	$5,690,000	$5,633,100
6.50%	02/15/20	2,903,000	3,162,819
HSBC Holdings PLC
4.25%	08/18/25	1,357,000	1,346,917
HSBC USA Inc.
2.75%	08/07/20	5,059,000	5,061,671
Hyundai Capital America
2.13%	10/02/17	1,488,000	1,479,149	(b)
Illinois Tool Works Inc.
3.50%	03/01/24	3,402,000	3,497,603
ING Bank N.V.
2.70%	08/17/20	1,400,000	1,406,833	(b)
Ingersoll-Rand Luxembourg Finance S.A.
3.55%	11/01/24	2,358,000	2,308,664
Ingles Markets Inc.
5.75%	06/15/23	5,729,000	5,714,677
Intel Corp.
2.45%	07/29/20	1,690,000	1,710,064
Intelsat Jackson Holdings S.A.
5.50%	08/01/23	3,422,000	2,686,270
International Business Machines Corp.
3.63%	02/12/24	3,479,000	3,583,106
Interstate Power & Light Co.
3.40%	08/15/25	3,380,000	3,400,364
Intesa Sanpaolo S.p.A.
5.02%	06/26/24	1,167,000	1,148,733	(b)
Invesco Finance PLC
3.13%	11/30/22	4,673,000	4,610,017
JB Poindexter & Company Inc.
9.00%	04/01/22	962,000	1,005,290	(b)
JBS USA LLC/JBS USA Finance Inc.
5.75%	06/15/25	2,722,000	2,368,140	(b)
5.88%	07/15/24	1,896,000	1,715,880	(b)
Jefferies Group LLC
5.13%	01/20/23	1,378,000	1,367,279
6.50%	01/20/43	1,123,000	1,038,248
Johnson Controls Inc.
4.63%	07/02/44	1,663,000	1,409,378
JPMorgan Chase & Co.
2.55%	10/29/20	1,679,000	1,664,052	(m)
3.88%	09/10/24	5,053,000	5,029,008	(m)
3.90%	07/15/25	3,000	3,090	(m)
4.25%	10/01/27	1,000,000	998,575	(m)
5.00%	12/29/49	2,443,000	2,320,850	(h,m)
6.10%	10/29/49	4,040,000	4,060,604	(h,m)
KB Home
7.00%	12/15/21	4,119,000	4,062,364
Keysight Technologies Inc.
4.55%	10/30/24	3,365,000	3,235,209

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2015

		Principal Amount	Fair Value
KFW
2.00%	10/04/22	$10,325,000	$10,158,478
4.50%	07/16/18	2,938,000	3,158,418
Kinder Morgan Energy Partners LP
3.50%	09/01/23	1,096,000	909,226
4.30%	05/01/24	1,756,000	1,509,953
Kinder Morgan Inc.
3.05%	12/01/19	673,000	623,094
4.30%	06/01/25	1,346,000	1,163,559
5.55%	06/01/45	1,014,000	791,845
Kinross Gold Corp.
6.88%	09/01/41	225,000	123,282
Kraft Heinz Foods Co.
2.80%	07/02/20	5,071,000	5,059,114	(b,m)
3.95%	07/15/25	4,395,000	4,437,548	(b,m)
L Brands Inc.
5.63%	02/15/22	3,628,000	3,854,750
L-3 Communications Corp.
1.50%	05/28/17	2,332,000	2,303,069
Lee Enterprises Inc.
9.50%	03/15/22	2,712,000	2,495,040	(b)
Lennar Corp.
4.50%	11/15/19	4,067,000	4,135,631
4.75%	05/30/25	1,355,000	1,324,513
Levi Strauss & Co.
5.00%	05/01/25	2,041,000	2,030,795
Lockheed Martin Corp.
2.50%	11/23/20	2,365,000	2,356,678	(m)
3.55%	01/15/26	3,379,000	3,396,351	(m)
3.80%	03/01/45	705,000	624,464	(m)
4.70%	05/15/46	761,000	783,082	(m)
Lowe’s Companies Inc.
4.38%	09/15/45	1,350,000	1,387,600
LyondellBasell Industries N.V.
4.63%	02/26/55	676,000	548,205
Macquarie Bank Ltd.
4.88%	06/10/25	3,428,000	3,385,164	(b)
Marathon Petroleum Corp.
3.63%	09/15/24	3,370,000	3,141,993
Marsh & McLennan Companies Inc.
3.50%	03/10/25	2,383,000	2,347,362
3.75%	03/14/26	2,365,000	2,365,147
Mattel Inc.
2.35%	05/06/19	5,171,000	5,127,951
McDonald’s Corp.
2.75%	12/09/20	921,000	920,546
3.70%	01/30/26	2,148,000	2,146,769
4.88%	12/09/45	706,000	709,802
Mead Johnson Nutrition Co.
3.00%	11/15/20	2,363,000	2,363,347
4.13%	11/15/25	2,363,000	2,381,996

		Principal Amount	Fair Value
Medtronic Inc.
2.50%	03/15/20	$1,009,000	$1,016,426
3.50%	03/15/25	4,042,000	4,089,853
4.63%	03/15/45	1,685,000	1,737,281
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	1,325,000	1,235,993
Merck & Company Inc.
2.75%	02/10/25	3,380,000	3,290,775
MetLife Inc.
3.60%	11/13/25	1,690,000	1,703,016
4.05%	03/01/45	843,000	781,029
4.72%	12/15/44	1,036,000	1,058,017
MGM Resorts International
5.25%	03/31/20	2,037,000	2,016,630
6.63%	12/15/21	3,402,000	3,482,797
Microsoft Corp.
4.00%	02/12/55	1,600,000	1,436,139
Mid-America Apartments LP
4.00%	11/15/25	1,696,000	1,684,952
Mizuho Bank Ltd.
2.45%	04/16/19	4,151,000	4,154,039	(b)
Monsanto Co.
4.70%	07/15/64	984,000	747,142
Morgan Stanley
2.65%	01/27/20	1,690,000	1,685,995	(m)
3.70%	10/23/24	3,371,000	3,387,518	(m)
3.95%	04/23/27	3,378,000	3,280,021	(m)
4.10%	05/22/23	5,543,000	5,603,596	(m)
4.88%	11/01/22	872,000	925,980	(m)
5.00%	11/24/25	1,293,000	1,373,379	(m)
Motorola Solutions Inc.
4.00%	09/01/24	1,176,000	1,020,669
National Agricultural Cooperative Federation
4.25%	01/28/16	1,434,000	1,436,353	(b)
National Retail Properties Inc.
4.00%	11/15/25	1,688,000	1,658,474
NCL Corporation Ltd.
4.63%	11/15/20	1,697,000	1,661,736	(b)
Newfield Exploration Co.
5.63%	07/01/24	3,507,000	2,989,718
5.75%	01/30/22	3,425,000	3,031,125
Newmont Mining Corp.
4.88%	03/15/42	1,293,000	923,711
Nexen Energy ULC
6.40%	05/15/37	1,775,000	1,985,176
NIKE Inc.
3.88%	11/01/45	1,688,000	1,627,708
Noble Energy Inc.
3.90%	11/15/24	2,021,000	1,799,767
Northern States Power Co.
2.20%	08/15/20	3,380,000	3,357,188

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2015

		Principal Amount	Fair Value
Northrop Grumman Corp.
3.85%	04/15/45	$393,000	$353,351
Novartis Capital Corp.
3.00%	11/20/25	4,471,000	4,407,485	(m)
4.00%	11/20/45	2,235,000	2,187,039	(m)
NRG Energy Inc.
6.25%	07/15/22	2,099,000	1,820,883
Occidental Petroleum Corp.
3.50%	06/15/25	3,381,000	3,304,174
Omnicom Group Inc.
3.63%	05/01/22	1,321,000	1,333,927
Oracle Corp.
2.25%	10/08/19	6,690,000	6,762,239
2.95%	05/15/25	3,380,000	3,300,077
4.13%	05/15/45	676,000	639,796
Owens & Minor Inc.
3.88%	09/15/21	3,365,000	3,351,893
Pacific Gas & Electric Co.
3.40%	08/15/24	5,053,000	5,073,965
PacifiCorp
6.25%	10/15/37	2,644,000	3,270,366
Penn National Gaming Inc.
5.88%	11/01/21	2,034,000	1,972,980
People’s United Bank NA
4.00%	07/15/24	3,905,000	3,861,768
PepsiCo Inc.
3.10%	07/17/22	851,000	872,768
4.25%	10/22/44	1,001,000	993,229
4.60%	07/17/45	1,014,000	1,072,166
Petrobras Global Finance BV
3.88%	01/27/16	1,175,000	1,170,300
Petroleos Mexicanos
3.50%	01/30/23	1,614,000	1,408,215
Pfizer Inc.
4.40%	05/15/44	1,064,000	1,080,473
Philip Morris International Inc.
4.13%	03/04/43	1,682,000	1,590,127
Phillips 66 Partners LP
2.65%	02/15/20	1,014,000	957,062
3.61%	02/15/25	1,690,000	1,484,018
Pitney Bowes Inc.
4.63%	03/15/24	2,917,000	2,858,952
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25	1,014,000	885,671
PNC Bank NA
2.40%	10/18/19	3,357,000	3,370,210
Precision Castparts Corp.
4.38%	06/15/45	1,014,000	1,016,042
Principal Financial Group Inc.
4.70%	05/15/55	3,380,000	3,359,720	(h)
Prologis LP
3.75%	11/01/25	1,688,000	1,674,430

		Principal Amount	Fair Value
Prudential Financial Inc.
5.38%	05/15/45	$1,690,000	$1,687,888	(h)
5.63%	06/15/43	2,060,000	2,106,350	(h)
Public Service Electric & Gas Co.
2.38%	05/15/23	5,064,000	4,851,555
QUALCOMM Inc.
2.25%	05/20/20	1,352,000	1,339,459
3.45%	05/20/25	1,199,000	1,150,221
4.80%	05/20/45	1,200,000	1,066,697
Quest Diagnostics Inc.
4.70%	03/30/45	1,014,000	913,112
Regency Energy Partners LP/Regency Energy Finance Corp.
4.50%	11/01/23	2,366,000	2,047,889
Revlon Consumer Products Corp.
5.75%	02/15/21	5,522,000	5,342,535
Reynolds American Inc.
4.45%	06/12/25	1,015,000	1,062,113
Rio Tinto Finance USA Ltd.
3.75%	06/15/25	845,000	767,651
Roche Holdings Inc.
2.25%	09/30/19	1,596,000	1,604,893	(b)
3.35%	09/30/24	1,400,000	1,433,592	(b)
Rogers Communications Inc.
5.00%	03/15/44	1,074,000	1,080,498
Rowan Companies Inc.
5.85%	01/15/44	682,000	411,525
Royal Bank of Canada
1.20%	09/19/17	5,587,000	5,560,903
Ryder System Inc.
2.45%	09/03/19	4,135,000	4,074,960
Santander Bank NA
2.00%	01/12/18	4,110,000	4,080,149
Santander UK Group Holdings PLC
4.75%	09/15/25	957,000	944,374	(b)
Schaeffler Holding Finance BV (6.25% Cash/7.00% PIK)
6.25%	11/15/19	2,135,000	2,231,075	(b,l)
Schaeffler Holding Finance BV (6.75% Cash/7.50% PIK)
6.75%	11/15/22	740,000	795,500	(b,l)
Schaeffler Holding Finance BV (6.88% Cash/7.63% PIK)
6.88%	08/15/18	1,900,000	1,957,000	(b,l)
Schlumberger Holdings Corp.
3.00%	12/21/20	4,603,000	4,544,215	(b)
4.00%	12/21/25	3,069,000	3,030,051	(b)
Sealed Air Corp.
4.88%	12/01/22	2,038,000	2,043,095	(b)
5.13%	12/01/24	2,038,000	2,038,000	(b)
Shell International Finance BV
2.25%	11/10/20	3,378,000	3,327,330
3.40%	08/12/23	5,178,000	5,148,563

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2015

		Principal Amount	Fair Value
Sinclair Television Group Inc.
5.38%	04/01/21	$3,562,000	$3,570,905
Sinopec Capital 2013 Ltd.
3.13%	04/24/23	2,653,000	2,529,073	(b)
Southern California Edison Co.
2.40%	02/01/22	1,345,000	1,318,986
Spectra Energy Partners LP
4.75%	03/15/24	1,705,000	1,652,367
Sprint Corp.
7.25%	09/15/21	1,895,000	1,411,775	(m)
7.63%	02/15/25	3,612,000	2,636,760	(m)
State Street Corp.
3.55%	08/18/25	3,380,000	3,486,811	(e,m)
Statoil ASA
3.70%	03/01/24	1,505,000	1,525,570
3.95%	05/15/43	845,000	763,267
Sunoco LP/Sunoco Finance Corp.
5.50%	08/01/20	1,361,000	1,289,548	(b)
SUPERVALU Inc.
6.75%	06/01/21	3,394,000	3,071,570	(m)
T-Mobile USA Inc.
6.25%	04/01/21	1,946,000	2,009,245	(m)
6.50%	01/15/26	1,019,000	1,028,670	(m)
6.63%	04/01/23	3,402,000	3,470,040	(m)
Tampa Electric Co.
4.35%	05/15/44	1,666,000	1,632,064
Target Corp.
3.50%	07/01/24	2,134,000	2,215,169
TD Ameritrade Holding Corp.
2.95%	04/01/22	1,690,000	1,675,131
Teachers Insurance & Annuity Association of America
4.90%	09/15/44	2,365,000	2,388,778	(b)
Teck Resources Ltd.
2.50%	02/01/18	985,000	748,600
3.15%	01/15/17	1,356,000	1,220,400
Telecom Italia S.p.A.
5.30%	05/30/24	4,900,000	4,838,750	(b,m)
Tenet Healthcare Corp.
4.75%	06/01/20	1,271,000	1,277,355
6.00%	10/01/20	3,421,000	3,600,602	(m)
The Allstate Corp.
5.75%	08/15/53	1,900,000	1,953,200	(h)
The Bank of Tokyo-Mitsubishi UFJ Ltd.
2.30%	03/10/19	4,200,000	4,183,305	(b)
The Boeing Co.
1.65%	10/30/20	1,688,000	1,652,533
2.60%	10/30/25	1,688,000	1,634,141
2.85%	10/30/24	2,358,000	2,335,766
The Coca-Cola Co.
2.88%	10/27/25	3,376,000	3,328,831

		Principal Amount	Fair Value
The Dow Chemical Co.
4.25%	10/01/34	$1,690,000	$1,524,946
The Goldman Sachs Group Inc.
2.38%	01/22/18	4,023,000	4,058,028	(m)
2.60%	04/23/20	3,380,000	3,372,327	(m)
2.63%	01/31/19	1,717,000	1,729,514	(m)
2.90%	07/19/18	1,381,000	1,408,014	(m)
3.75%	05/22/25	2,873,000	2,893,315
4.00%	03/03/24	1,706,000	1,751,907
4.25%	10/21/25	562,000	558,054
4.80%	07/08/44	3,682,000	3,657,305
5.15%	05/22/45	1,689,000	1,639,524
The Home Depot Inc.
3.35%	09/15/25	2,365,000	2,418,156
The Korea Development Bank
3.25%	03/09/16	2,799,000	2,810,064
3.38%	09/16/25	1,670,000	1,700,336
4.00%	09/09/16	1,627,000	1,657,269
The Kroger Co.
2.95%	11/01/21	2,358,000	2,335,145
The Progressive Corp.
3.70%	01/26/45	262,000	237,114
The Toronto-Dominion Bank
2.50%	12/14/20	3,069,000	3,067,625
The Williams Companies Inc.
8.75%	03/15/32	687,000	517,879
TIAA Asset Management Finance Company LLC
4.13%	11/01/24	1,691,000	1,697,669	(b)
Time Inc.
5.75%	04/15/22	3,420,000	3,129,300	(b,m)
Time Warner Cable Inc.
4.50%	09/15/42	338,000	265,241
6.55%	05/01/37	1,004,000	1,015,486
Time Warner Inc.
3.60%	07/15/25	1,859,000	1,810,514	(m)
3.88%	01/15/26	3,095,000	3,069,568	(m)
5.35%	12/15/43	2,767,000	2,760,641	(m)
Tyco Electronics Group S.A.
2.35%	08/01/19	3,384,000	3,372,938	(m)
Tyco International Finance S.A.
5.13%	09/14/45	1,015,000	1,053,081
Tyson Foods Inc.
2.65%	08/15/19	1,693,000	1,694,361	(m)
3.95%	08/15/24	1,129,000	1,159,253	(m)
5.15%	08/15/44	1,129,000	1,179,014	(m)
U.S. Bancorp
3.44%	02/01/16	5,157,000	5,163,591	(m)
5.13%	12/29/49	3,379,000	3,394,881	(h,m)
UBS Group Funding Jersey Ltd.
2.95%	09/24/20	763,000	755,958	(b)
4.13%	09/24/25	1,750,000	1,749,279	(b)
Ultra Petroleum Corp.
6.13%	10/01/24	3,380,000	768,950	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2015

		Principal Amount	Fair Value
United Rentals North America Inc.
6.13%	06/15/23	$2,729,000	$2,790,403
UnitedHealth Group Inc.
2.70%	07/15/20	4,056,000	4,100,085	(m)
4.75%	07/15/45	2,706,000	2,847,567	(m)
US Bank NA
2.80%	01/27/25	2,495,000	2,429,394	(m)
Valeant Pharmaceuticals International Inc.
6.13%	04/15/25	2,722,000	2,429,385	(b)
6.38%	10/15/20	1,833,000	1,768,845	(b)
Ventas Realty LP
4.13%	01/15/26	1,352,000	1,347,706
Verizon Communications Inc.
1.35%	06/09/17	8,312,000	8,288,336	(m)
3.50%	11/01/24	1,679,000	1,659,166	(m)
4.15%	03/15/24	3,369,000	3,464,346	(m)
4.40%	11/01/34	1,684,000	1,553,709	(m)
4.67%	03/15/55	1,197,000	1,038,360	(m)
4.86%	08/21/46	1,690,000	1,598,855	(m)
5.05%	03/15/34	1,039,000	1,034,575	(m)
5.15%	09/15/23	2,035,000	2,237,364	(m)
6.55%	09/15/43	1,138,000	1,351,007	(m)
Virgin Media Finance PLC
5.75%	01/15/25	3,724,000	3,584,350	(b,m)
Visa Inc.
2.80%	12/14/22	2,148,000	2,151,862
3.15%	12/14/25	2,148,000	2,152,539
4.30%	12/14/45	1,009,000	1,022,710
Volkswagen Group of America Finance LLC
0.81%	11/20/17	1,669,000	1,603,770	(b,h)
2.13%	05/23/19	5,263,000	4,994,508	(b)
2.45%	11/20/19	1,350,000	1,294,514	(b)
W.R. Grace & Co.
5.13%	10/01/21	1,283,000	1,295,830	(b)
5.63%	10/01/24	3,379,000	3,412,790	(b)
Wal-Mart Stores Inc.
4.30%	04/22/44	3,096,000	3,156,682
Wells Fargo & Co.
2.55%	12/07/20	3,069,000	3,053,609
3.00%	02/19/25	1,689,000	1,642,978
3.90%	05/01/45	1,690,000	1,558,194
4.10%	06/03/26	2,180,000	2,200,701
4.30%	07/22/27	1,353,000	1,382,286
5.88%	12/29/49	2,359,000	2,482,848	(h)
5.90%	12/29/49	2,229,000	2,248,504	(h)
Williams Partners LP
5.40%	03/04/44	338,000	226,446
Windstream Services LLC
6.38%	08/01/23	3,218,000	2,316,960
WMG Acquisition Corp.
6.00%	01/15/21	715,000	718,575	(b)

		Principal Amount	Fair Value
WPP Finance 2010
3.75%	09/19/24	$3,365,000	$3,349,380
WPX Energy Inc.
5.25%	01/15/17	3,212,000	3,003,220
XLIT Ltd.
5.25%	12/15/43	1,406,000	1,454,005
Zimmer Biomet Holdings Inc.
3.55%	04/01/25	1,689,000	1,642,132
			1,076,008,155

Non-Agency Collateralized Mortgage Obligations — 10.7%

American Tower Trust I (REIT)
1.55%	03/15/43	5,061,000	4,942,796	(b)
Banc of America Commercial Mortgage Trust 2006-4
5.63%	07/10/46	208,488	210,179
5.68%	07/10/46	1,450,000	1,480,213
Banc of America Commercial Mortgage Trust 2007-1
5.48%	01/15/49	7,120,000	7,290,713	(h)
Banc of America Commercial Mortgage Trust 2007-4
5.74%	02/10/51	240,484	250,196	(h)
Banc of America Commercial Mortgage Trust 2008-1
6.22%	02/10/51	1,793,417	1,899,239	(h)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-1
5.34%	11/10/42	765,690	764,838	(h)
Banc of America Merrill Lynch Commercial Mortgage Trust 2014-520M
4.18%	08/15/46	1,353,328	1,398,143	(b,h)
Bear Stearns Commercial Mortgage Securities Trust 2006-T22
5.62%	04/12/38	1,690,000	1,701,395	(h)
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18
6.09%	06/11/50	3,450,000	3,661,108	(h)
Citigroup Commercial Mortgage Trust 2014-GC23
4.51%	07/10/47	6,872,000	5,731,384	(b,h)
Citigroup Commercial Mortgage Trust 2015-GC33
3.17%	09/10/58	1,572,216	1,098,725
Citigroup Commercial Mortgage Trust 2015-P1
3.72%	09/15/48	6,475,522	6,598,934
COMM 2013-CR12 Mortgage Trust
5.08%	10/10/46	701,250	658,654	(b,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2015

		Principal Amount	Fair Value
COMM 2013-LC13 Mortgage Trust
4.56%	08/10/46	$1,375,000	$1,477,306	(b,h)
COMM 2014-CR14 Mortgage Trust
4.53%	02/10/47	1,940,000	2,081,357	(h)
COMM 2014-CR19 Mortgage Trust
4.72%	08/10/47	3,334,957	2,884,809	(b,h)
COMM 2014-CR20 Mortgage Trust
4.51%	11/10/47	1,691,008	1,643,484	(h)
COMM 2014-CR21 Mortgage Trust
3.99%	12/10/47	3,356,796	3,455,212
COMM 2015-CR23 Mortgage Trust
4.26%	05/10/48	1,655,394	1,525,252	(h)
COMM 2015-CR24 Mortgage Trust
3.46%	08/10/55	3,147,315	2,332,943
3.70%	08/10/55	3,142,462	3,193,717
4.37%	08/10/55	2,829,717	2,694,117	(h)
COMM 2015-LC19 Mortgage Trust
2.87%	02/10/48	2,650,000	1,971,834	(b)
COMM 2015-PC1 Mortgage Trust
4.44%	07/10/50	1,643,711	1,636,404	(h)
Core Industrial Trust 2015-CALW
3.25%	02/10/34	3,313,248	3,293,368	(b)
Credit Suisse Commercial Mortgage Trust 2006-C1
5.46%	02/15/39	4,111,793	4,108,192	(h)
CSAIL 2015-C2 Commercial Mortgage Trust
4.21%	06/15/57	1,142,000	883,371	(h)
CSAIL 2015-C3 Commercial Mortgage Trust
3.36%	08/15/48	1,886,261	1,363,567	(h)
4.11%	08/15/48	2,515,014	2,463,530	(h)
GS Mortgage Securities Corp. II 2012-GCJ9
2.33%	11/10/45	7,480,723	720,302	(g,h)
GS Mortgage Securities Corp. Trust 2012-ALOH
3.55%	04/10/34	1,720,000	1,767,909	(b)
GS Mortgage Securities Trust 2011-GC5
3.00%	08/10/44	2,966,120	2,980,949
5.31%	08/10/44	1,470,000	1,619,542	(b,h)
GS Mortgage Securities Trust 2014-GC20
4.26%	04/10/47	1,735,000	1,813,015
GS Mortgage Securities Trust 2014-NEW
3.79%	01/10/31	3,405,000	3,398,991	(b)

		Principal Amount	Fair Value
GS Mortgage Securities Trust 2015-GC28
1.17%	02/10/48	$22,939,493	$1,572,578	(g,h)
GS Mortgage Securities Trust 2015-GC32
3.35%	07/10/48	1,729,178	1,259,468
4.41%	07/10/48	811,770	781,363	(h)
GS Mortgage Securities Trust 2015-GC34
2.98%	10/10/48	3,864,693	2,683,449
GS Mortgage Securities Trust 2015-GS1
3.27%	11/10/48	4,429,384	3,205,302
Impac CMB Trust Series 2004-5
1.14%	10/25/34	1,256,407	1,183,948	(h)
JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9
1.87%	12/15/47	9,880,699	754,043	(g,h)
JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8
5.44%	05/15/45	2,010,000	2,045,001
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18
5.44%	06/12/47	4,606,960	4,717,393
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.03%	07/15/45	1,010,000	1,049,636	(h)
JPMBB Commercial Mortgage Securities Trust 2013-C15
5.08%	11/15/45	1,365,000	1,419,259	(h)
JPMBB Commercial Mortgage Securities Trust 2013-C17
4.89%	01/15/47	2,521,000	2,543,487	(h)
JPMBB Commercial Mortgage Securities Trust 2014-C18
4.81%	02/15/47	1,710,000	1,706,622	(h)
4.81%	02/15/47	976,394	847,179	(b,h)
JPMBB Commercial Mortgage Securities Trust 2015-C29
3.70%	05/15/48	3,203,635	2,391,319	(h)
JPMBB Commercial Mortgage Securities Trust 2015-C30
4.31%	07/15/48	3,143,960	2,798,969	(h)
JPMBB Commercial Mortgage Securities Trust 2015-C31
3.80%	08/15/48	4,715,667	4,821,829
LB-UBS Commercial Mortgage Trust 2004-C8
0.47%	12/15/39	1,322,268	6,837	(b,g,h)
LB-UBS Commercial Mortgage Trust 2006-C4
5.82%	06/15/38	1,205,429	1,215,988	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2015

		Principal Amount	Fair Value
LB-UBS Commercial Mortgage Trust 2007-C6
6.11%	07/15/40	$1,893,058	$1,976,947	(h)
6.11%	07/15/40	4,180,000	4,365,569	(b)
MASTR Alternative Loan Trust 2003-5
5.00%	08/25/18	182,500	7,599	(g)
ML-CFC Commercial Mortgage Trust 2006-3
5.46%	07/12/46	4,580,000	4,655,015	(h)
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10
4.08%	07/15/46	3,154,000	3,067,152	(h)
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9
4.16%	05/15/46	1,201,767	1,087,828	(b,h)
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14
4.83%	02/15/47	1,723,654	1,600,494	(b,h)
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15
4.90%	04/15/47	5,094,625	4,620,752	(b,h)
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18
3.39%	10/15/47	6,936,108	5,346,829	(b)
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19
3.25%	12/15/47	2,016,506	1,501,239	(b)
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20
1.42%	02/15/48	25,715,280	2,220,319	(g,h)
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21
0.99%	03/15/48	31,393,956	2,024,358	(g,h)
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22
3.88%	04/15/48	2,979,954	2,910,599	(h)
4.24%	04/15/48	7,963,855	6,464,748	(b,h)
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23
4.14%	07/15/50	8,153,333	6,596,416	(b,h)
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24
3.73%	05/15/48	6,525,397	6,653,491
4.35%	05/15/48	6,568,055	6,507,605	(h)
Morgan Stanley Capital I Trust 2005-T17
4.84%	12/13/41	525,731	527,633	(h)
Morgan Stanley Capital I Trust 2006-IQ11
5.78%	10/15/42	2,300,000	2,298,346	(h)
Morgan Stanley Capital I Trust 2006-T21
5.27%	10/12/52	1,899,477	1,898,372	(h)

		Principal Amount	Fair Value
Morgan Stanley Capital I Trust 2006-T23
5.85%	08/12/41	$990,981	$997,928	(h)
Morgan Stanley Capital I Trust 2007-IQ16
6.05%	12/12/49	3,450,000	3,617,275	(h)
Morgan Stanley Capital I Trust 2008-T29
6.27%	01/11/43	1,525,000	1,633,890	(h)
Morgan Stanley Capital I Trust 2012-C4
5.21%	03/15/45	1,510,000	1,625,609	(b,h)
Morgan Stanley Capital I Trust 2015-MS1
4.03%	05/15/48	2,300,000	1,806,916	(b,h)
Morgan Stanley Capital I Trust 2015-UBS8
3.81%	12/15/48	6,206,063	6,311,940
Wells Fargo Commercial Mortgage Trust 2015-C26
1.41%	02/15/48	26,652,386	2,297,462	(g,h)
Wells Fargo Commercial Mortgage Trust 2015-C29
4.01%	06/15/48	4,936,290	5,034,016
4.22%	06/15/48	2,568,603	2,018,048	(h)
Wells Fargo Commercial Mortgage Trust 2015-C30
4.50%	09/15/58	1,571,968	1,278,551	(b,h)
Wells Fargo Commercial Mortgage Trust 2015-C31
3.70%	11/15/48	3,144,033	3,187,860
Wells Fargo Commercial Mortgage Trust 2015-LC22
4.54%	09/15/58	1,573,321	1,285,978	(h)
Wells Fargo Commercial Mortgage Trust 2015-NXS2
4.25%	07/15/58	1,572,276	1,238,756	(h)
Wells Fargo Commercial Mortgage Trust 2015-P2
4.90%	12/15/48	7,971,671	7,796,690	(h)
Wells Fargo Commercial Mortgage Trust 2015-SG1
3.79%	12/15/47	4,087,062	4,180,059
4.47%	12/15/47	1,571,889	1,481,262	(h)
Wells Fargo Mortgage Backed Securities Trust 2006-3
5.50%	03/25/36	633,405	25,432
WFRBS Commercial Mortgage Trust 2013-C17
4.26%	12/15/46	1,880,000	1,987,221
5.13%	12/15/46	1,385,000	1,318,528	(b,h)
WFRBS Commercial Mortgage Trust 2013-C18
4.67%	12/15/46	1,939,955	1,803,072	(b,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2015

		Principal Amount	Fair Value
WFRBS Commercial Mortgage Trust 2014-C19
4.23%	03/15/47	$3,147,086	$2,641,937	(b)
4.72%	03/15/47	2,365,000	2,477,887	(h)
WFRBS Commercial Mortgage Trust 2014-C22
3.91%	09/15/57	4,451,839	3,591,485	(b,h)
WFRBS Commercial Mortgage Trust 2014-C24
3.69%	11/15/47	6,130,338	4,713,198	(b)
WFRBS Commercial Mortgage Trust 2014-C25
3.80%	11/15/47	816,000	624,088	(b,h)
WFRBS Commercial Mortgage Trust 2014-LC14
4.35%	03/15/47	4,333,000	4,572,273	(h)
4.59%	03/15/47	4,843,169	4,146,866	(b,h)
WFRBS Commercial Mortgage Trust 2015-C31
3.85%	11/15/48	785,963	577,436
			264,602,332

Sovereign Bonds — 1.0%

Government of Chile
3.63%	10/30/42	700,000	609,000
Government of Colombia
2.63%	03/15/23	2,597,000	2,281,464
5.63%	02/26/44	1,740,000	1,587,750
Government of Mexico
3.60%	01/30/25	3,314,000	3,229,493
4.00%	10/02/23	1,684,000	1,705,892
4.60%	01/23/46	2,370,000	2,097,450
4.75%	03/08/44	3,730,000	3,398,030
Government of Panama
4.00%	09/22/24	1,673,000	1,673,000
Government of Peru
4.13%	08/25/27	1,015,000	994,700
5.63%	11/18/50	544,000	554,880
Government of Philippines
3.95%	01/20/40	835,000	844,716
4.20%	01/21/24	1,514,000	1,639,944
Government of Turkey
3.25%	03/23/23	2,038,000	1,866,922
4.88%	04/16/43	1,669,000	1,468,720
6.63%	02/17/45	655,000	733,993
			24,685,954

Municipal Bonds and Notes — 0.6%

American Municipal Power Inc.
6.27%	02/15/50	2,105,000	2,447,968
Municipal Electric Authority of Georgia
6.64%	04/01/57	2,369,000	2,843,060
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	880,000	922,170

		Principal Amount	Fair Value
Port Authority of New York & New Jersey
4.46%	10/01/62	$4,095,000	$3,935,582
South Carolina State Public Service Authority
6.45%	01/01/50	1,495,000	1,872,592
State of California
5.70%	11/01/21	2,075,000	2,434,182
State of Illinois
5.10%	06/01/33	1,015,000	959,835
			15,415,389

FNMA (TBA) — 0.0%*

Lehman TBA
5.50%	TBA	1,230,277	67,662	(j,k)

Total Bonds and Notes (Cost $2,474,995,649)			2,444,008,060

		Number of Shares	Fair Value
Domestic Equity — 0.1%

Preferred Stock — 0.1%

Wells Fargo & Co.
(Cost $2,594,700)		103,788	$2,710,943

Total Investments in Securities (Cost $2,477,590,349)			2,446,719,003

		Principal Amount	Fair Value
Short-Term Investments — 4.7%

Time Deposit — 2.3%

State Street Corp.
0.01%	01/04/16	$55,730,102	$55,730,102	(e)

U.S. Treasuries — 2.4%

U.S. Treasury Bills
0.01%	03/17/16	60,000,000	59,989,500	(d)

Total Short-Term Investments (Cost $115,703,819)			115,719,602

Total Investments (Cost $2,593,294,168)			2,562,438,605

Liabilities in Excess of Other Assets, net — (3.7)%			(90,552,671)

NET ASSETS — 100.0%			$2,471,885,934

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2015

Other Information:

Centrally Cleared Credit Default Swaps – Sell Protection

Reference Entity	Counterparty	Notional Amount (000s omitted)	Contract annual Fixed Rate	Termination Date	Market Value	Unamortized Upfront Payments Received	Unrealized Appreciation
Markit CDX North America High Yield Index	CME Group Inc.	$25,800	5.00%	12/20/20	$331,033	$(138,036)	$469,069

The Fund had the following long futures contracts open at December 31, 2015:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation
U.S. Long Bond Futures	March 2016	27	$4,151,250	$(60,079)
Ultra Long-Term U.S. Treasury Bond Futures	March 2016	52	8,251,750	(4,120)
2 Yr. U.S. Treasury Notes Futures	March 2016	1,009	219,189,486	(489,498)

				$(553,697)

The Fund had the following short futures contracts open at December 31, 2015:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
5 Yr. U.S. Treasury Notes Futures	March 2016	53	$(6,270,977)	$20,362
10 Yr. U.S. Treasury Notes Futures	March 2016	2,049	(257,981,906)	1,705,751

				$1,726,113

				$1,172,416

See Notes to Schedules of Investments and Notes to Financial Statements.

December 31, 2015

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Funds’ future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Funds’ Supplemental Information Documents and Consolidated Profile for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities amounted to $285,947,178 or 11.57% of the net assets of the GE RSP Income Fund. These securities have been determined to be liquid using procedures established by the Fund’s Board of Trustees.

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.
(g)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015.

(i)	Step coupon bond.

(j)	Security is in default.

(k)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Board of Trustees.

(l)	Represents a payment-in-kind security in which may pay all or a portion of interest in additional par.

(m)	At December 31, 2015, all or a portion of this security was pledged to cover collateral requirements for futures and/or TBA’s.

†	Percentages are based on net assets as of December 31, 2015.

*	Less than 0.05%

Abbreviations:

ADR	—	American Depositary Receipt

REIT	—	Real Estate Investment Trust

REMIC	—	Real Estate Mortgage Investment Conduit

STRIPS	—	Separate Trading of Registered Interest and Principal of Security

TBA	—	To Be Announced

Selected data based on a share outstanding throughout the fiscal years indicated

GE RSP U.S. Equity Fund	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Net asset value, beginning of period	$54.31	$54.73	$44.41	$38.75	$40.23
Income/(loss) from investment operations:
Net investment income	0.92	0.93	0.89	0.84	0.60
Net realized and unrealized gains/(losses) on investments	(1.94)	6.40	14.69	5.66	(1.47)
Total income/(loss) from investment operations	(1.02)	7.33	15.58	6.50	(0.87)

Less distributions from:
Net investment income	0.92	0.92	0.89	0.84	0.61
Net realized gains	4.78	6.83	4.37	—	—
Total distributions	5.70	7.75	5.26	0.84	0.61

Net asset value, end of period	$47.59	$54.31	$54.73	$44.41	$38.75

TOTAL RETURN(a)	(2.05)%	13.27%	35.15%	16.78%	(2.16)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$4,941,537	$5,445,144	$5,056,561	$3,960,011	$3,595,722
Ratios to average net assets:
Net expenses	0.16%	0.14%	0.12%	0.17%	0.16%
Gross expenses	0.16%	0.14%	0.12%	0.17%	0.16%
Net investment income	1.62%	1.58%	1.66%	1.88%	1.45%
Portfolio turnover rate	37%	41%	40%	68%	39%

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.

The accompanying Notes are an integral part of these financial statements.

Selected data based on a share outstanding throughout the fiscal years indicated

GE RSP Income Fund	12/31/15	12/31/14		12/31/13	12/31/12	12/31/11
Net asset value, beginning of period	$11.67	$11.33		$11.75	$11.67	$11.27
Income/(loss) from investment operations:
Net investment income	0.33	0.30		0.30	0.27	0.40
Net realized and unrealized gains/(losses) on investments	(0.29)	0.35		(0.40)	0.41	0.49
Total income/(loss) from investment operations	0.04	0.65		(0.10)	0.68	0.89

Less distributions from:
Net investment income	0.33	0.31		0.29	0.27	0.40
Net realized gains	0.02	0.00	*	0.03	0.33	0.09
Total distributions	0.35	0.31		0.32	0.60	0.49

Net asset value, end of period	$11.36	$11.67		$11.33	$11.75	$11.67

TOTAL RETURN(a)	0.34%	5.83%		(0.85)%	5.87%	8.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$2,471,886	$2,613,303		$2,601,277	$2,932,275	$2,755,370
Ratios to average net assets:
Net expenses	0.18%	0.11%		0.19%	0.19%	0.16%
Gross expenses	0.18%	0.11%		0.19%	0.19%	0.16%
Net investment income	2.79%	2.68%		2.58%	2.22%	3.46%
Portfolio turnover rate	271%	319%		335%	398%	439%

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.

*	Rounds to less than $0.005.

The accompanying Notes are an integral part of these financial statements.

Statements of Assets and Liabilities December 31, 2015	GE RSP U.S. EQUITY FUND	GE RSP INCOME FUND

ASSETS
Investments in securities, at fair value (cost $4,115,867,372 and $2,477,590,349, respectively)	$4,762,920,763	$2,446,719,003
Short-term investments (cost $172,132,649 and $115,703,819, respectively)	172,132,649	115,719,602
Cash	613,924	—
Restricted cash(1)	—	250,000
Receivable for investments sold	—	34,826,597
Income receivables	8,004,206	16,319,115
Receivable for fund shares sold	508	483,903
Receivable for variation margin on open centrally cleared swap contracts	—	11,403
Other assets	109,579	27,168
Total assets	4,943,781,629	2,614,356,791
LIABILITIES
Distribution payable to shareholders	—	232,117
Payable for investments purchased	—	140,856,327
Payable for fund shares redeemed	1,196,142	56,025
Payable to GEAM	446,316	299,519
Accrued other expenses	601,892	471,900
Variation margin payable on open futures contracts	—	554,969
Total liabilities	2,244,350	142,470,857
NET ASSETS	$4,941,537,279	$2,471,885,934
NET ASSETS CONSIST OF:
Capital paid in	$4,325,871,769	$2,505,171,064
Undistributed (distributions in excess of) net investment income	—	1,073,219
Accumulated net realized loss	(31,385,127)	(5,144,271)
Net unrealized appreciation (depreciation) on:
Investments	647,053,391	(30,855,563)
Futures	—	1,172,416
Swap contracts	—	469,069
Foreign currency related transactions	(2,754)	—
NET ASSETS	$4,941,537,279	$2,471,885,934
Shares outstanding ($25.00 and $10.00 par value, respectively; unlimited shares authorized)	103,834,165	217,597,388
Net asset value per share	$47.59	$11.36

(1)	Deposits at broker for futures contracts.

The accompanying Notes are an integral part of these financial statements.

Statements of Operations For the year ended December 31, 2015	GE RSP U.S. EQUITY FUND	GE RSP INCOME FUND

INVESTMENT INCOME
Income
Dividend	$94,416,338	$165,581
Interest	10,651	75,665,208
Less: Foreign taxes withheld	(326,149)	—
Total income	94,100,840	75,830,789
Expenses
Advisory and administration fees	6,894,861	3,516,614
Transfer agent fees	511,371	496,340
Custody and accounting expenses	177,101	262,011
Registration fees	484,641	115,956
Professional fees	34,180	—
Other expenses	234,747	182,056
Total expenses	8,336,901	4,572,977
Net investment income	$85,763,939	$71,257,812
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	$426,238,362	$(6,615,633)
Futures	—	4,600,347
Swap contracts	—	936,760
Foreign currency transactions	(1,008)	—

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(614,428,846)	(63,281,692)
Futures	—	1,370,311
Swap contracts	—	469,069
Foreign currency translations	(2,754)	—
Net realized and unrealized gain (loss) on investments	(188,194,246)	(62,520,838)
Net increase (decrease) in net assets resulting from operations	$(102,430,307)	$8,736,974

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the year ended December 31, 2015 and 2014	GE RSP U.S. EQUITY FUND		GE RSP INCOME FUND

	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$85,763,939	$82,833,080	$71,257,812	$70,023,260
Net realized gain (loss) on investments, futures and foreign currency related transactions	426,237,354	603,553,092	(1,078,526)	11,077,197
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures, swap contracts and foreign currency translations	(614,431,600)	(32,752,260)	(61,442,312)	67,574,238
Net increase (decrease) from operations	(102,430,307)	653,633,912	8,736,974	148,674,695
Distributions to shareholders from:
Net investment income	(85,737,412)	(81,448,877)	(72,255,472)	(70,314,635)
Net realized gains	(446,832,286)	(605,267,559)	(5,182,882)	(721,874)
Total distributions	(532,569,698)	(686,716,436)	(77,438,354)	(71,036,509)
Increase (decrease) in assets from operations and distributions	(635,000,005)	(33,082,524)	(68,701,380)	77,638,186
Share transactions:
Proceeds from sale of shares	64,586,809	87,919,353	53,064,170	57,162,322
Value of distributions reinvested	504,347,323	650,505,937	74,699,779	68,458,328
Cost of shares redeemed	(437,541,290)	(316,758,887)	(200,479,813)	(191,232,569)
Net increase (decrease) from share transactions	131,392,842	421,666,403	(72,715,864)	(65,611,919)
Total increase (decrease) in net assets	(503,607,163)	388,583,879	(141,417,244)	12,026,267

NET ASSETS
Beginning of year	5,445,144,442	5,056,560,563	2,613,303,178	2,601,276,911
End of year	$4,941,537,279	$5,445,144,442	$2,471,885,934	$2,613,303,178
Undistributed (distributions in excess of) net investment income, end of year	$—	$—	$1,073,219	$872,125

CHANGES IN FUND SHARES

Shares sold	1,186,324	1,522,146	4,565,895	4,932,812
Shares issued for distributions reinvested	10,435,597	11,879,219	6,446,701	5,902,968
Shares redeemed	(8,050,094)	(5,525,831)	(17,284,644)	(16,542,710)
Net increase (decrease) in fund shares	3,571,827	7,875,534	(6,272,048)	(5,706,930)

The accompanying Notes are an integral part of these financial statements.

December 31, 2015

1.	Organization of the Funds

The GE RSP U.S. Equity Fund and GE RSP Income Fund (each a “Fund” collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds are two of the investment options offered under the GE Retirement Savings Plan (the “RSP” or the “Plan”). The Plan, through a trust, owns 71% of the GE RSP U.S. Equity Fund and 75% of the GE RSP Income Fund. The Funds operate as Employees’ Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies.

GE Asset Management Incorporated (“GEAM”) is the Funds’ investment adviser and a wholly-owned subsidiary of General Electric Company.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Funds:

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Foreign Currency  Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Funds are subject to equity price risk, interest rate risk, credit risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives.

Futures Contracts  A futures contract is an agreement to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date. Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. During the year ended December 31, 2015, the GE RSP Income Fund invested in futures contracts on bonds and notes to manage duration of fixed income securities. Buying futures tends

December 31, 2015

to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to a Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by a Fund each day, depending on the daily fluctuation in the fair value of the underlying security. A Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. A Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Credit Default Swaps  During the year ended December 31, 2015, the RSP Income Fund engaged in credit default swaps to manage credit risk. When a Fund is the buyer in a credit default swap contract, a Fund is entitled to receive the par (or other agreed upon) value (full notional value) of a referenced debt obligation (or basket of debt obligations) from the counterparty (or central clearing party (“CCP”) in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, a Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, a Fund loses its investment and recovers nothing. However, if a credit event occurs, a Fund receives full notional value for a referenced debt obligation that may have little or no value. When a Fund is the seller of a credit default swap, it receives a fixed rate of income throughout the term of the contract, provided there is no credit event. If a credit event occurs, a Fund is obligated to pay the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that a Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by a Fund for the same referenced obligation. As the seller, a Fund may create economic leverage to its portfolio because, in addition to its total net assets, a Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. A Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swaps to determine the market value of swaps. A Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. A Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. Credit default swaps involve greater risks than if a Fund had invested in the referenced debt obligation directly. If a Fund is a buyer of a credit default swap and no credit event occurs, the Fund will not earn any return on

December 31, 2015

its investment. If a Fund is a seller of a credit default swap, a Fund’s risk of loss may be the entire notional amount of the swap. Swaps may also subject a Fund to the risk that the counterparty to the transaction may not fulfill its obligation. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

When-Issued Securities and Forward Commitments   The GE RSP Income Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Fund maintains cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Fund maintains equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

A Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with a Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund; however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes  The Funds intend to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of their taxable net investment income, tax-exempt income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that

December 31, 2015

occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1  –  Quoted prices for identical investments in active markets.

Level 2  –  Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3  –  Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities, which may not necessarily represent the last sales price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund typically classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, which may include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service may also use other available information such as benchmark curves, benchmarking of similar securities, sector groupings and matrix pricing. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

A Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in registered investment companies are valued at the published daily net asset value (“NAV”) and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those

December 31, 2015

procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of a Fund’s NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables present each Fund’s investments measured at fair value on a recurring basis at December 31, 2015:

Fund	Investments	Level 1	Level 2	Level 3	Total

GE RSP U.S. Equity Fund	Investments in Securities†
	Common Stock	$4,762,920,763	$—	$—	$4,762,920,763
	Short-Term Investments	—	172,132,649	—	172,132,649

	Total Investments in Securities	$4,762,920,763	$172,132,649	$—	$4,935,053,412

GE RSP Income Fund	Investments in Securities†
	U.S. Treasuries	$—	$463,751,630	$—	$463,751,630
	Agency Mortgage Backed	—	591,139,505	—	591,139,505
	Agency Collateralized Mortgage Obligations	—	6,073,946	—	6,073,946
	Asset Backed	—	2,263,487	—	2,263,487
	Corporate Notes	—	1,076,008,155	—	1,076,008,155
	Non-Agency Collateralized Mortgage Obligations	—	264,602,332	—	264,602,332
	Sovereign Bonds	—	24,685,954	—	24,685,954
	Municipal Bonds and Notes	—	15,415,389	—	15,415,389
	FNMA (TBA)	—	—	67,662	67,662
	Preferred Stock	2,710,943	—	—	2,710,943
	Short-Term Investments	—	115,719,602	—	115,719,602

	Total Investments in Securities	$2,710,943	$2,559,660,000	$67,662	$2,562,438,605

December 31, 2015

Fund	Investments	Level 1	Level 2	Level 3	Total

	Other Financial Instruments*
	Credit Default Swap Contracts — Unrealized Appreciation	$—	$469,069	$—	$469,069
	Long Futures Contracts — Unrealized Depreciation	(553,697)	—	—	(553,697)
	Short Futures Contracts — Unrealized Appreciation	1,726,113	—	—	1,726,113

	Total Other Financial Instruments	$1,172,416	$469,069	$—	$1,641,485

†	See Schedules of Investments for Industry Classification.

*	Other financial instruments include derivative instruments such as futures contracts and credit default swaps. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no transfers between fair value levels during the period. Transfers between fair value levels are considered to occur at the beginning of the period.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and, accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2015 is not presented.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the GE RSP Income Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB (“ASC”) No. 815 Derivatives and Hedging (“ASC 815”) as of December 31, 2015.

	Asset Derivatives December 31, 2015			Liability Derivatives December 31, 2015
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)		Location in the Statements of Assets and Liabilities	Fair Value ($)
GE RSP Income Fund
Interest Rate Contracts	Assets, Net Assets — Net Unrealized Appreciation/(Depreciation) on Futures	1,726,113	*	Liabilities, Net Assets — Net Unrealized Appreciation/(Depreciation) on Futures	(553,697	)*
Credit Risk Contracts	Assets, Net Assets — Net Unrealized Appreciation/(Depreciation) on Swap Contracts	469,069	*	Liabilities, Net Assets — Net Unrealized Appreciation/(Depreciation) on Swap Contracts	—

*	Includes cumulative unrealized appreciation/(depreciation) of futures and credit default swap contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income($)
GE RSP Income Fund
Interest Rate Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	9,061,635,008/ (9,124,446,963)	4,600,347	1,370,311
Credit Risk Contracts	Realized gain/(loss) on Swap Contracts Increase/ (decrease) in unrealized appreciation/(depreciation) on Swap Contracts	—/—	936,760	469,069

December 31, 2015

During the year ended December 31, 2015, the GE RSP Income Fund had an average notional value of $145,188,959 and $263,264,420 on long and short futures contracts, respectively, and $64,542,730 on credit default swaps. Please refer to the table following the Schedule of Investments for open credit default swaps and futures contracts at December 31, 2015.

5.	Line of Credit

The Funds share a revolving credit facility of up to $150 million with a number of their affiliates. The credit facility is with the Funds’ custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.20% (0.125% prior to October 28, 2015) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by each Fund generally is borne proportionally based upon net assets. In addition, the Funds had a $100 million uncommitted, unsecured line of credit with State Street, which expired effective October 28, 2015. Generally, borrowings under the credit facilities would accrue interest at the higher of the 1-Month LIBOR plus 1.25% and the Overnight Federal Funds Rate plus 1.25% and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser (i) of its prospectus limitation, (ii) 20% of its net assets, or (iii) $150 million. The credit facilities were not utilized by the Funds during the year ended December 31, 2015.

6.	Compensation and Fees Paid to Affiliates

Advisory and Administration Expenses

During 2015, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and for services GEAM rendered as shareholder servicing agent. These expenses are included as advisory and administration expenses and shareholder servicing agent expense in the Statements of Operations. The Trustees received no compensation as Trustees for the Funds.

7.	Investment Transactions

Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2015, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
GE RSP U.S. Equity Fund	$—	$—	$1,929,810,356	$2,288,182,953
GE RSP Income Fund	5,900,950,340	6,149,615,204	949,567,089	766,897,487

8.	Income Taxes

The Funds are subject to ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to any Fund’s net assets required under ASC 740. Each Fund’s 2012, 2013, 2014 and 2015 fiscal year tax returns are still open to examination by the Federal and applicable state tax authorities.

December 31, 2015

At December 31, 2015, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Fund	Cost of Investment for Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
		Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accum. Capital Gain/(Loss)	Late-Year Losses
GE RSP U.S. Equity Fund	$4,321,478,808	$802,104,565	$(188,529,961)	$613,574,604	$(2,754)	$—	$2,093,659	$—
GE RSP Income Fund	2,593,496,455	22,607,692	(53,665,542)	(31,057,850)	1,641,485	1,073,219	—	(3,730,151)

As of December 31, 2015, the Funds had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any qualified late-year loss is deemed to arise on the first day of a Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, a Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The following Funds elected to defer qualified late-year losses for the year ended December 31, 2015 as follows:

Fund	Capital	Ordinary
GE RSP Income Fund	$(3,730,151)	$—

Distributions to Shareholders

GE RSP Income Fund declares investment income dividends daily and pays them monthly. The GE RSP U.S. Equity Fund declares and pays dividends from investment income annually. The Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) treatment of investments in futures, distribution re-designations, distributions from Real Estate Investment Trusts (REITs) and other equity investments, investments in swap contracts, foreign currency gain (loss), mixed straddles and losses due to wash sale transactions.

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

	December 31, 2015		December 31, 2014
Fund	Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains
GE RSP U.S. Equity Fund	$85,602,426	$446,967,272	$88,818,648	$597,897,788
GE RSP Income Fund	77,438,354	—	71,036,509	—

Reclassifications are made to a Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of either Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2015 were as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid In Capital
GE RSP U.S. Equity Fund	$(26,527)	$26,527	$—
GE RSP Income Fund	1,198,754	(1,198,754)	—

The Unitholders and Board of Trustees

GE RSP Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of GE RSP U.S. Equity Fund and GE RSP Income Fund, each a series of GE RSP Funds (collectively, the “Funds”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GE RSP U.S. Equity Fund and GE RSP Income Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 22, 2016

Summary

For the fiscal year ended December 31, 2015, certain dividends paid by the fund may be subject to a maximum income tax rate of 20% as provided for by the American Taxpayer Relief Act of 2012. The following represent the amounts that may be considered qualified dividend income:

Fund name	Qualified Dividend Income
GE RSP U.S Equity Fund	$92,368,979

For corporate shareholders, of the ordinary dividends paid, the following represent the amounts that may be eligible for the dividends received deduction:

Fund name	Dividends Received Deduction
GE RSP U.S. Equity Fund	96.32%

For the year ended December 31, 2015, the following Funds hereby designate as capital gain dividends the amounts set forth, or the amount ultimately treated as capital gain net income:

Fund name	Long Term Capital Gain Distributions
GE RSP U.S. Equity Fund	$446,967,272

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

The Board of Trustees of the GE RSP Mutual Funds1 (the “Board”) considered and all those that were present unanimously approved the continuance for an additional year of the investment advisory agreements with GE Asset Management Incorporated (“GEAM”) at a meeting held on December 14, 2015.

In considering whether to approve the Funds’ investment advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided by GEAM personnel. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by an independent third party provider, Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ similar investment strategies as the Funds. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving each Fund’s investment advisory agreement, the Board members received and considered memoranda prepared by GEAM personnel that set forth detailed information, including numerous exhibits and other materials related to GEAM’s business and the services it provides to each Fund. The Board members also reviewed materials discussing the legal standards for the consideration of the proposed continuances. The Board members reviewed and discussed the proposed continuance of the agreements with GEAM personnel, including representatives from the legal, compliance and finance departments and senior members of each relevant investment group (e.g., equity, fixed income). The Board members also heard presentations by these representatives, and posed questions and engaged in substantive discussions with them concerning the Funds’ operations and the investment process employed for each Fund. The Board members took into account that many of them possess multi-year experience as Board members and that all of them possess a great deal of knowledge about GEAM and the Funds in their capacities as senior officers of GEAM. They also took into account their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparisons to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems, research and analytics capabilities and shareholder servicing model. To focus their review, the Board members asked GEAM personnel, in its oral presentations, to highlight material differences from the information presented in recent years.

In reaching their determinations relating to the continuance of the Funds’ investment advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund separately, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

The Nature, Extent And Quality Of Services Provided

The Board members reviewed the services provided by GEAM and concurred that GEAM provides high quality advisory and administrative services to the Funds. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Funds; (iv) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience relevant to the Funds; (v) access to significant and enhanced technological resources from which the Funds may benefit, including a platform that increases the quality and efficiency of analytics and research; and (vi) a favorable history and reputation. The Board members noted that each Fund represents only a small amount of the overall assets managed by GEAM, but benefits from a full array of services and resources

1 The GE RSP Mutual Funds include the GE RSP Income Fund and GE RSP U.S. Equity Fund (each, a “Fund” and collectively, the “Funds”).

provided by GEAM. In particular, the Board members discussed that the Funds benefit from a large staff of research analysts employed by GEAM.

In light of the foregoing, the Board members concluded that the services provided by GEAM continue to be satisfactory.

Investment Performance Of The Funds

The Board members considered the investment performance of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indices and peer and category groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in discussions with GEAM personnel regarding the investment process and performance results for each Fund. These discussions focused on each Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and, in some instances, relative underperformance of the GE RSP U.S. Equity Fund in certain periods and the competitive performance of the GE RSP Income Fund for the 3 year and 5 year periods. The Board members discussed GEAM’s investment approach with respect to each of the Funds, and the reasons for the GE RSP U.S. Equity Fund’s relative underperformance.

The Board members concluded that the Funds’ performance was acceptable overall, taking into consideration the factors discussed above.

Cost Of The Services Provided To The Funds

The Board members considered the cost of the services provided by GEAM, noting that, pursuant to each investment advisory agreement, GEAM is reimbursed for its reasonable costs incurred in providing the services contemplated by those agreements and is not paid a management fee. The Board also noted that GE Investment Distributors, Inc. (“GEID”), a subsidiary of GEAM, is reimbursed for its reasonable costs incurred in providing services specified in its agreement with the Funds as unitholder servicing agent and is not paid a unitholder servicing fee. The Board members considered that the charges resulting from this arrangement involve all of the expenses incurred by GEAM and GEID with respect to the management and unitholder operations of the Funds, including, without limitation, indirect allocable overhead costs and the direct and indirect costs of GEAM and GEID personnel providing investment management and other services to the Funds. The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM and the charges that result from those services. The Board members also noted that none of the charges resulting from the Funds’ arrangements with GEAM and GEID may include any element of profit.

The Board members also noted that the Board had in prior years reviewed with GEAM personnel the underlying assumptions and methods of cost allocation used by GEAM in allocating its costs and those of the other Fund service providers, including GEID, to the Funds, and that such assumptions and methods used in cost allocation had not changed for this year. The Board members also discussed with GEAM personnel that the basis for their belief that the methods of allocation used by GEAM continue to be reasonable for each area of GEAM’s business.

Based on their review, the Board members concluded that they were satisfied that the assumptions and methods used in cost allocation and the level of expenses incurred by the Funds were not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized For The Benefit Of Fund Shareholders As The Funds Grow

Although the Funds did not experience an increase in assets over the past year, the Board members considered the extent to which economies of scale would be realized for the benefit of Fund investors as the Funds grow. The Board noted that the Funds continue to enjoy fee and expense levels within or below the group of lowest fee and expense funds in their respective peer group comparisons.

The Board members recognized the significant benefits to the Funds resulting from their arrangement with GEAM, which causes them to bear only the reasonable costs incurred by GEAM and GEID, without any element of profit, for the substantial services they provide to the Funds. The Board members also recognized the benefits to the Funds of being able to leverage a favorable cost structure achieved with respect to the Funds’ other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Costs To Be Incurred

The Board members discussed the services provided to the Funds by GEAM, and the costs incurred by the Funds for those services. The Board members reviewed information concerning the Funds’ expense ratios, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that, in all cases, the Funds enjoy expense levels within or below the group of lowest cost funds in each peer group comparison. In light of this information, the Board members determined that the level of expenses incurred, considered in relation to the services provided to the Funds, supported the Board’s approval of the investment advisory agreements.

Fall-Out Benefits

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Funds, including, where applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Funds benefit from the vast array of resources available through GEAM, and that each Fund represents only a small amount of the overall assets managed by GEAM.

Conclusion

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board members concluded that the proposed level of cost reimbursement to GEAM and projected total expense ratios for the Funds are reasonable in relation to the services provided. In view of these facts, the Board members concluded that the renewal of each investment advisory agreement was in the best interests of the Funds.

The GE RSP U.S. Equity Fund

Investments by the GE RSP U.S. Equity Fund are subject to the following restrictions:

a.	Moneys in the GE RSP U.S. Equity Fund will not be used in the underwriting of securities or for the purchase of real estate, interests in real estate, investment trusts, commodities or commodity contracts, or invested in companies for the purpose of exercising control or management, or invested in securities of registered investment companies.

b.	Moneys in the GE RSP U.S. Equity Fund will not be lent to others, although they may be applied to the purchase of bonds and debt securities of a type publicly distributed or customarily purchased by institutional investors.

c.	The GE RSP U.S. Equity Fund will not acquire any securities if immediately after such acquisition and as a result thereof (i) the GE RSP U.S. Equity Fund would hold more than 10% of the outstanding voting securities of any issuer, (ii) more than 5% of the value of the total assets in the GE RSP U.S. Equity Fund would be represented by the securities of any one issuer (except securities of the U.S. Government and its instrumentalities), (iii) more than 25% of the value of the total assets in the GE RSP U.S. Equity Fund would be invested in any particular industry, or (iv) more than 5% of the value of the total assets in the GE RSP U.S. Equity Fund would be invested in issuers which (including predecessors) have not been in continuous operation for at least three years.

d.	The GE RSP U.S. Equity Fund will not invest in securities of GE or its affiliates, or in securities of the investment adviser, and will not during the existence of any underwriting syndicate purchase any securities for which its investment adviser is acting as principal underwriter.

e.	The GE RSP U.S. Equity Fund will not purchase from or sell any of its portfolio securities to GE or its affiliates or its investment adviser or any officer or director thereof. This investment restriction is not intended to prohibit the GE RSP U.S. Equity Fund from engaging in such transactions with other investment companies or accounts managed by the investment adviser or the investment adviser’s affiliates when the transactions are entered into in accordance with the Investment Company Act and the rules thereunder.

f.	The GE RSP U.S. Equity Fund will not engage in margin transactions or short sales or participate in a joint trading account.

g.	The GE RSP U.S. Equity Fund will not invest in puts, calls or similar options.

h.	The GE RSP U.S. Equity Fund may borrow money from the GE Savings and Security Trust and secure repayment by pledging assets of the GE RSP U.S. Equity Fund. The GE RSP U.S. Equity Fund may also borrow money as a temporary measure to meet cash or administrative needs. Except with respect to borrowings from the GE Savings and Security Trust, the GE RSP U.S. Equity Fund will not mortgage or pledge any of its assets.

The GE RSP Income Fund

The GE RSP Income Fund will not:

a.	purchase securities on margin or sell short or participate in a joint trading account;

b.	deal in options to buy or sell securities except to the extent permitted by law;

c.	borrow money or property except as a temporary measure to meet the cash or administrative needs of the GE RSP Income Fund. In no event will the amount of such borrowings exceed 10% of such the GE RSP Income Funds’ total assets taken at market value at the time of such borrowing;

d.	make cash loans to others except through the purchase of debt securities in accordance with the GE RSP Income Fund’s investment objectives;

e.	invest in interests in oil, gas or other mineral lease or production agreements;

f.	act as an underwriter of securities for other issuers except that the GE RSP Income Fund may acquire securities under circumstances where if they are later resold it may be deemed to be an underwriter under the Securities Act of 1933, as amended (“Securities Act”);

g.	purchase securities for the purpose of exercising control or management;

h.	pledge, mortgage or hypothecate any of its assets except, that, to secure borrowings permitted by subparagraph c, it may pledge securities which, together with all such securities previously so pledged, at the time of pledge, do not exceed 10% of the GE RSP Income Fund’s total assets;

i.	unless otherwise permitted by law, purchase from or sell directly to any of its officers or Trustees or the officers or directors of its investment adviser, or any other affiliate (as defined in the Investment Company Act) of the GE RSP Income Fund or any affiliate of such affiliate, portfolio securities or other property of the RSP Income Fund;

j.	unless otherwise permitted by law, invest in securities of GE or its affiliates, or in securities of an investment adviser of the GE RSP Income Fund and will not during the existence of any underwriting syndicate purchase any securities for which its investment adviser is acting as principal underwriter;

k.	purchase any security if as a result of such purchase more than 25% of its total assets would be invested in a particular industry;

l.	purchase any security if as a result of such purchase more than 25% of its total assets would be subject to legal or contractual restrictions on resale; or

m.	invest in the securities of registered investment companies.

Information about Trustees and Executive Officers:

The business and affairs of the Trust are managed under the direction of the GE RSP Mutual Funds’ Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

Interested Trustees and Executive Officers

Dmitri Stockton

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  51

Position(s) Held with Fund  Chairman of the Board and President

Term of Office and Length of Time Served  Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 Years  Director of Synchrony Financial since February 2014; President and Chief Executive Officer of GEAM since May 2011; President and Chief Executive Officer of GE Capital’s Global Banking unit from January 2009 to April 2011; President and CEO of GE Money’s Central and Eastern European Banking Group from January 2005 to December 2008.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Director of GEAM since May 2011; Member of the Board of the GE Foundation since November 2009; Member of the Executive Advisory Council at North Carolina A&T State University School of Business and Economics since March 2011; Trustee of Elfun Funds and General Electric Pension Trust since May 2011 and Member of the National Board of Directors of A Better Chance since January 2012.

George A. Bicher

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  57

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 Years  Chief Investment Officer – Emerging Markets Equities since February 2014; Chief Risk Officer of GEAM from March 2011 to February 2014; Senior Vice President and Portfolio Manager of GEAM from 2009 to 2011; Director of U.S. Equity Research and Portfolio Manager of GEAM from 2006 to 2009; U.S. equity research analyst of GEAM from 2002 to 2006.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust and Director of GEAM since March 2011.

JoonWon Choe

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  46

Position(s) Held with Fund  Assistant Secretary

Term of Office and Length of Time Served  Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 Years   Senior Vice President and Deputy General Counsel of GEAM since March 2011;

Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds since September 2010; Senior Vice President and Associate General Counsel of GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010; and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Paul M. Colonna

Address  c/o GEAM, 1600 Summer St. Stamford, CT 06905

Age  47

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 Years  President and Chief Investment Officer – Public Investments of GEAM since March 2012; President and Chief Investment Officer – Fixed Income Investments of GEAM from March 2007 to March 2012; Executive Vice President of GEAM from February 2007 to March 2007; Senior Vice President – Total Return Management of GEAM from March 2005 to March 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since February 2007; Director of GEAM since March 2007 and Director of GE Asset Management Limited since December 2007.

Gregory B. Hartch

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  46

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 Years   Chief Risk Officer of GEAM since February 2014; Executive Vice President and Strategy and Business Development Leader of GEAM from December 2011 to February 2014; Senior Vice President– Tactical Asset Allocation from 2010 to December 2011; Managing Director – International Real Estate from 2007 to 2010; and Director of Fixed Income Research from 2004 to 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since January 2012.

Arthur A. Jensen

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  49

Position(s) Held with Fund  Treasurer

Term of Office and Length of Time Served  Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 Years  Treasurer of GE Institutional Funds, GE Investments Funds, Inc., and Elfun Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010; and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Jeanne M. La Porta

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  50

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 1 years

Principal Occupation(s) During Past 5 Years  Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds since March 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Investments Funds, Inc. and GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of GE Funds from September 2003 to July 2007 and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  24

Other Directorships Held by Trustee  Director of GE Investments Funds, Inc. since 2014; Trustee of GE Institutional Funds since 2014; Trustee of Elfun Funds and General Electric Pension Trust since 2014; Director of GE Investment Distributors, Inc. since June 2011.

Ralph R. Layman

Address   c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  60

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified –24 years

Principal Occupation(s) During Past 5 Years   Executive Vice President and Chief Investment Officer – Emeritus of GEAM since March 2012; President and Chief Investment Officer – Public Equity Investments of GEAM from June 2009 to March 2012; President – International Equities from March 2007 to July 2009; Executive Vice President – International Equity Investments of GEAM from 1992 to March 2007 and Senior Vice President International Investments from 1991 to 1992.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since 1993; Director of GE Asset Management Limited since September 1995 and Director of GEAM since July 2009.

Matthew J. Simpson

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  54

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  8 years

Principal Occupation(s) During Past 5 Years  Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  24

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since July 2007: Director of GE Investments Funds, Inc. and GEAM since July 2007; and Trustee of GE Funds from July 2007 to February 2011.

Donald W. Torey

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  58

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 22 years

Principal Occupation(s) During Past 5 years  President and Chief Investment Officer – Alternative Investments of GEAM since March 2007; Executive Vice President from 1997 to March 2007; Executive Vice President – Alternative Investments of GEIC from 1997 to March 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since 1993 and Director of GEAM since 1997.

David Wiederecht

Address  c/o GEAM, 1600 Summer St. Stamford, CT 06905

Age  59

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 7 years

Principal Occupation(s) During Past 5 Years  President and Chief Investment Officer – Investment Solutions of GEAM since 2008; Portfolio Manager – GE Institutional Funds since September 2010; Managing Director – Alternative Investments from 2004 to 2008; Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since 2008; Director of GEAM since August 2008 and Director of Edmunds Holding Company since 1999.

Matthew Zakrzewski

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  55

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 2 years

Principal Occupation(s) During Past 5 Years  Executive Vice President and Chief Financial Officer of GEAM since August 2013; formerly, Chief Financial Officer for GE Ventures from 2012 to 2013 and Chief Financial Officer for GE Risk, Insurance and Corporate Financing from 2006 to 2012.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since September 2013 and Director of GEAM since September 2013.

Investment Adviser

GE Asset Management Incorporated

Plan Trustees and Officers of the Investment Adviser

Dmitri Stockton, Trustee, President and Chief Executive Officer, GE Asset Management Incorporated (since May 2011)

George A. Bicher, Trustee, Chief Investment Officer – Emerging Markets Equities

Paul M. Colonna, Trustee, President and Chief Investment Officer – Public Investments

Tim Hanlon, HR Leader

Gregory B. Hartch, Trustee, Chief Risk Officer

Ralph R. Layman, Trustee, Executive Vice President, Chief Investment Officer Emeritus

Jeanne LaPorta, Trustee, Senior Vice President and Commercial Operations Leader

Maureen B. Mitchell, President of Global Sales and Marketing

Susan Lasota, Senior Vice President – Services and Technology

Matthew J. Simpson, Trustee, Executive Vice President, General Counsel and Secretary

Donald W. Torey, Trustee, President and Chief Investment Officer – Alternative Investments

David Wiederecht, Trustee, President and Chief Investment Officer – Investment Solutions

Matthew Zakrzewski, Executive Vice President, Chief Financial Officer

Portfolio Managers

GE RSP U.S. Equity Fund

David B. Carlson

Stephen V. Gelhaus

Paul C. Reinhardt

GE RSP Income Fund

William M. Healey

Mark H. Johnson

Independent Registered Public Accounting Firm

KPMG LLP

Custodian

State Street Bank & Trust Company

Shareholder Servicing Agent

Address all inquiries inside the Plan to:

GE Retirement Savings Plan Service Center

c/o Fidelity Investments

P.O. Box 770003

Cincinnati, OH 45277-0065

Address all inquiries outside the Plan to:

GE RSP Mutual Funds

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

INSIDE THE RETIREMENT SAVINGS PLAN

Shares or units held inside the Plan have been credited to your account as a result of contributions and investment earnings. For a statement summarizing your account balance in the Plan, please refer to your GE RSP Retirement Savings Statement, which is provided quarterly and is available online at any time or upon request. You may obtain additional information and process transactions on investments held inside the Plan by calling:

GE Retirement Savings Plan Service Center:  1-877-55-GERSP (1-877-554-3777)

or visit OneHR.ge.com > Retirement (or RSP) > My GE RSP

OUTSIDE THE RETIREMENT SAVINGS PLAN

If shares of the GE RSP U.S. Equity and the GE RSP Income Funds have been distributed to you from the Plan, information on these investments may be obtained by calling:

GE Asset Management — Shareholder Services:  1-800-242-0134

or visit www.geam.com

M O R N I N G S T A R R A T I N G S™
Through December 31, 2015
FUND (CATEGORY)	NUMBER OF FUNDS IN CATEGORY	STAR RATING
GE RSP U.S. Equity — (Large-Growth)
Overall	1,688	¶ ¶ ¶ ¶
3 year	1,530	¶ ¶ ¶
5 year	1,420	¶ ¶ ¶
10 year	1,228	¶ ¶ ¶ ¶
GE RSP Income — (Intermediate-Term Bond Fund)
Overall	1,107	¶ ¶ ¶ ¶
3 year	1,040	¶ ¶ ¶ ¶
5 year	990	¶ ¶ ¶ ¶
10 year	860	¶ ¶ ¶

Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its category on a scale of one to five stars through the evaluation of the historical balance of risk and adjusted return after 3 years of performance.

Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top ten percent of the funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The ratings are subject to change every month. The overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten year (if applicable) Morningstar Rating metrics.

Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. Returns assume changes in share price and reinvestment of dividends and capital gains.

Past performance is no guarantee of future results.

This does not constitute a part of the Funds’ Shareholder Report

GE RSP Funds

1600 Summer Street

Stamford, CT 06905

Or at:

PO Box 7900

Stamford, CT 06904-7900

www.geam.com

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first, second and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds’ website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds’ website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

RSP-1 (2/16)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR and is included in the following link:

https://www.geam.com/ExternalWar/common/docs/pdf/Spirit_Letter.pdf

There have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that Matthew Zakrzewski and Donald W. Torey are designated as the audit committee financial experts for the Registrant; and further that it is the finding of the Board of Trustees that Messrs. Zakrzewski and Torey qualify as audit committee financial experts and are deemed to be “interested persons” of the Registrant as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Item 4.	Principal Accountant Fees and Services.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $19,100 in 2014 and $19,500 in 2015.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit of the Registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE RSP Funds (the “Funds”) Board of Trustees is responsible for, among other things, the appointment, compensation and oversight of the work of the Funds’ Auditor. As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and Covered Affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. The following excerpt from the Audit Committee Charter sets forth the pre-approval policies and procedures:

Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and SEC regulations there under.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

(2) PERCENTAGE OF SERVICES DESCRIBED IN PARAGRAPHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during the Reporting Periods for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s adviser (“Service Affiliates”), for the Reporting Periods were $0 in 2014 and $0 in 2015.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates during the Reporting Periods that were not pre-approved.

Item 5.	Audit Committee of Listed Registrants.

Applicable only to Closed-End Management Investment Companies.

Item 6.	Schedule of Investments.

(a) Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of the report included in Item 1 of this Form N-CSR, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the below Registrants have duly caused each report to be signed on their behalf by the undersigned, thereunto duly authorized.

General Electric RSP Income Fund
General Electric RSP U.S. Equity Fund

By:	/s/ Dmitri L. Stockton
Dmitri L. Stockton
Trustee, President and Chief Executive Officer
GE Asset Management Incorporated

Date: February 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each report has been signed below by the following persons on behalf of the Registrants and in the capacities and on the dates indicated.

By:	/s/ Dmitri L. Stockton
Dmitri L. Stockton
Trustee, President and Chief Executive Officer
GE Asset Management Incorporated

Date: February 18, 2016

By:	/s/ Arthur A. Jensen
Arthur A. Jensen
Treasurer, GE RSP Funds

Date: February 18, 2016